UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07899 and 811-07885

Name of Fund:	BlackRock International Index Fund of BlackRock Index Funds, Inc. and Master International Index Series of Quantitative Master Series LLC

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock International Index Fund of BlackRock Index Funds, Inc. and Master International Index Series of Quantitative Master Series LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

BlackRock International Index Fund
OF BLACKROCK INDEX FUNDS, INC.

ANNUAL REPORT | DECEMBER 31, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

A Letter to Shareholders

Dear Shareholder

The present time may well be remembered as one of the most tumultuous periods in financial market history. Over the past year, the bursting of the housing bubble and the resultant credit crisis swelled into an all-out global financial market meltdown that featured the collapse of storied financial firms, volatile swings in the world’s financial markets and monumental government responses designed to prop up the economy and stabilize the financial system.

The US economy appeared relatively resilient through the first half of 2008, when rising food and energy prices stoked fears of inflation. The tenor changed dramatically in the second half, as inflationary pressure subsided amid plummeting oil prices, while economic pressures escalated in the midst of a rapid deterioration in consumer spending, employment and other key indicators. By period-end, the National Bureau of Economic Research had confirmed what most already knew — the United States was in a recession, which officially began in December 2007. The Federal Reserve Board (the “Fed”), after slashing interest rates aggressively in the early months of the year, resumed that rate-cutting campaign in the fall, with the final reduction in Decem-ber bringing the target federal funds rate to a record low range of between zero and 0.25%. Importantly, the central bank pledged that future policy moves to revive the global economy and financial markets would comprise primarily of nontraditional and quantitative easing measures, such as capital injections, lending programs and government guarantees.

Against this backdrop, US equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Declines were significant and broad-based, though smaller cap stocks posted somewhat better relative performance. Non-US stocks started off the year stronger, but quickly lost ground as the credit crisis revealed itself to be global in nature and as the global economy turned south. Overall, domestic equities notched better results than non-US equities, reversing the prior years’ trend of international equity outperformance.

In fixed income markets, investors shunned risky assets and sought the safety and liquidity of US Treasury issues. Prices soared, while yields fell to record lows, with the Treasury sector topping all other asset classes over the reporting period. Amid spillover from historic events in the financial sector, municipals contended with fewer market participants, lack of liquidity, a challenging funding environment and a backlog of new-issue supply, all of which contributed to the sector’s underperformance relative to taxable issues. At the same time, economic turmoil combined with dislocated credit markets and substantial technical pressures resulted in the worst year on record for the high yield market.

In all, an investor flight to safety prevailed, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of December 31, 2008	6-month	12-month

US equities (S&P 500 Index)	(28.48)%	(37.00)%

Small cap US equities (Russell 2000 Index)	(26.94)	(33.79)

International equities (MSCI Europe, Australasia, Far East Index)	(36.41)	(43.38)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	17.70	20.06

Taxable fixed income (Barclays Capital US Aggregate Index*)	4.07	5.24

Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	(2.49)	(2.47)

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index*)	(25.07)	(25.88)

*	Formerly a Lehman Brothers index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31,2008,the Fund generated returns, through its investment in Master International Index Series (the “Series”), that outpaced the return of the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Describe the market environment.

•

2008 turned out to be a year investors would like to forget, but instead will vividly remember. For much of the first half of the year, equity markets held together as the hope of global decoupling (meaning that some markets could be insulated from the effects of the US-centered economic and credit problems) kept investors from panicking. The seminal event appears to have been Lehman Brothers’ bankruptcy declaration in September, which drove fear higher and confidence lower, while causing a massive decline in economic activity in the United States and around the world.

•

In a stark reversal of prior years’ trends, non-US markets noticeably under-performed their US counterparts for the 12-month period, with the MSCI EAFE Index losing 43.4% versus the 37.0% decline of the S&P 500 Index. Non-US stocks started off the year stronger, but quickly lost ground as the credit crisis revealed itself to be global in nature and as the worldwide economy turned south. European stocks declined sharply in the second half of the year, and for 2008 as a whole, UK markets lost 31.0% and markets in Continental Europe were off more than 40%. In Japan, the Nikkei 225 fell 40.1%. In one of the headline stories of 2008, the decoupling theory was put to rest as emerging markets failed to hold up amid the global downturn. Key markets in China and Russia lost more than 60% and the MSCI Emerging Markets Index as a whole was down 53.3%.

•

In this environment, all 10 sectors and 21 countries represented in the MSCI EAFE Index recorded negative returns. From a sector perspective, losses were most prominent in financials, which lost 55.2% for the year amid unprecedented difficulties in the banking and credit systems. Materials and consumer discretionary were also hit hard, declining 53.0% and 45.5%, respectively. At the top was the defensive health care sector, which posted a comparatively smaller loss of 19.0%. At the country level, Japan (–29.2%) and Switzerland (–30.5%) fared considerably better than other regions, while the equity markets in Ireland (–71.9%), Austria (–68.4%), Belgium (–66.5%) and Greece (–66.0%) posted the lowest returns.

Describe recent portfolio activity.

•

Throughout the 12-month period, as changes were made to the composition of the MSCI EAFE Index, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

Describe portfolio positioning at period end.

•	In keeping with its investment objective, the Series remains positioned to match the risk characteristics of its benchmark, irrespective of the future direction of international markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Period[1]

Institutional	$1,000	$648.90	$2.32	$1,000	$1,022.28	$2.85
Investor A	$1,000	$648.00	$3.36	$1,000	$1,021.03	$4.11

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.56% for Institutional and 0.81% for Investor A), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master series in which it invests.

[2]

Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees.

[2]

The Fund invests all of its assets in the Series of Quantitative Master Series LLC. The Series may invest in a statistically selected sample of the equity securities included in the MSCI EAFE Index and other types of financial instruments.

[3]

This unmanaged capitalization weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger-capitalization companies in such markets.

Performance Summary for the Period Ended December 31, 2008

		Average Annual Total Returns[4]
	6-Month Total Returns
		1 Year	5 Years	10 Years

Institutional	(35.11)%	(42.24)%	1.72%	0.55%
Investor A	(35.20)	(42.41)	1.44	0.29
MSCI EAFE (Cap Weighted) Index	(36.41)	(43.38)	1.66	0.80

[4]	Average annual total returns reflect reductions for service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related fees.

Past performance is not indicative of future results.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. Investor A Shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator reimbursed a portion of the Fund’s fee. Without such reimbursement, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on July 1, 2008 and held through December 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Statement of Assets and Liabilities	BlackRock International Index Fund

December 31, 2008

Assets

Investment at value — Master International Index Series (the “Series”) (cost — $262,043,568)	$226,808,727
Capital shares sold receivable	390,811
Prepaid expenses	20,113
Other assets	34,744

Total assets	227,254,395

Liabilities

Capital shares redeemed payable	287,790
Contribution payable to the Series	103,021
Administration fees payable	59,794
Distribution fees payable	25,907
Other affiliates payable	3,962
Officer’s and Directors’ fees payable	27
Other accrued expenses payable	12,857

Total liabilities	493,358

Net Assets	$226,761,037

Net Assets Consist of

Institutional Shares, $0.0001 par value, 125,000,000 shares authorized	$1,036
Investor A Shares, $0.0001 par value, 125,000,000 shares authorized	1,562
Paid-in capital in excess of par	278,176,719
Distribution in excess of net investment income	(110,880)
Accumulated net realized loss allocated from the Series	(16,072,559)
Net unrealized appreciation/depreciation allocated from the Series	(35,234,841)

Net Assets	$226,761,037

Net Asset Value

Institutional — Based on net assets of $90,687,683 and 10,358,989 shares outstanding	$8.75

Investor A — Based on net assets of $136,073,354 and 15,621,836 shares outstanding	$8.71

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	7

Statement of Operations	BlackRock International Index Fund

Year Ended December 31, 2008

Investment Income

Net investment income allocated from the Series:
Dividends	$12,136,450
Foreign withholding tax	(1,031,920)
Income — affiliated	115,214
Expenses	(320,927)

Total income	10,898,817

Expenses

Administration	1,047,304
Service — Investor A	439,609
Transfer agent — Investor A	100,039
Transfer agent — Institutional	81,818
Printing	56,183
Registration	32,945
Professional	17,932
Miscellaneous	8,286

Total expenses	1,784,116
Less fees waived by advisor	(15)

Total expenses after waiver	1,784,101

Net investment income	9,114,716

Realized and Unrealized Loss Allocated from the Series

Net realized loss from investments, futures and foreign currency	(13,912,767)
Net change in unrealized appreciation/depreciation on investments, futures and foreign currency	(156,376,351)

Total realized and unrealized loss	(170,289,118)

Net Decrease in Net Assets Resulting from Operations	$(161,174,402)

See Notes to Financial Statements.

8	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Statements of Changes in Net Assets	BlackRock International Index Fund

	Year Ended December 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Net investment income	$9,114,716	$8,236,519
Net realized gain (loss)	(13,912,767)	9,958,373
Net change in unrealized appreciation/depreciation	(156,376,351)	16,766,802

Net increase (decrease) in net assets resulting from operations	(161,174,402)	34,961,694

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(3,141,391)	(4,478,760)
Investor A	(3,858,639)	(5,514,035)
Net realized gain:
Institutional	(373,410)	(4,651,792)
Investor A	(514,178)	(6,295,009)

Decrease in net assets resulting from dividends and distributions to shareholders	(7,887,618)	(20,939,596)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	22,648,676	28,346,777

Redemption Fee

Redemption fee	12,292	2,573

Net Assets

Total increase (decrease) in net assets	(146,401,052)	42,371,448
Beginning of year	373,162,089	330,790,641

End of year	$226,761,037	$373,162,089

End of year distributions in excess of net investment income	$(110,880)	$(1,844,288)

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	9

Financial Highlights	BlackRock International Index Fund

	Institutional					Investor A

	Year Ended December 31,					Year Ended December 31

	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$15.73	$15.14	$12.47	$11.19	$9.59	$15.65	$15.07	$12.41	$11.15	$9.56

Net investment income[1]	0.40	0.39	0.32	0.23	0.19	0.36	0.34	0.29	0.21	0.17
Net realized and unrealized gain (loss)[2]	(7.03)	1.16	2.92	1.24	1.69	(6.98)	1.16	2.91	1.21	1.67

Net increase (decrease) from investment operations	(6.63)	1.55	3.24	1.47	1.88	(6.62)	1.50	3.20	1.42	1.84

Dividends and distributions from:
Net investment income	(0.31)	(0.47)	(0.37)	(0.19)	(0.28)	(0.28)	(0.43)	(0.34)	(0.16)	(0.25)
Net realized gain	(0.04)	(0.49)	(0.20)	—	—	(0.04)	(0.49)	(0.20)	—	—

Total dividends and distributions	(0.35)	(0.96)	(0.57)	(0.19)	(0.28)	(0.32)	(0.92)	(0.54)	(0.16)	(0.25)

Net asset value, end of year	$8.75	$15.73	$15.14	$12.47	$11.19	$8.71	$15.65	$15.07	$12.41	$11.15

Total Investment Return

Based on net asset value	(42.24)%	10.28%	26.09%	13.19%	19.78%	(42.41)%	9.98%	25.85%	12.81%	19.46%

Ratios to Average Net Assets[3]

Total expenses after waiver	0.54%	0.54%	0.47%	0.55%	0.58%	0.79%	0.79%	0.72%	0.80%	0.83%

Total expenses	0.54%	0.54%	0.52%	0.56%	0.59%	0.79%	0.79%	0.78%	0.81%	0.84%

Net investment income	3.11%	2.37%	2.31%	1.98%	1.91%	2.83%	2.11%	2.11%	1.84%	1.69%

Supplemental Data

Net assets, end of year (000)	$90,688	$158,740	$133,267	$90,157	$35,878	$136,073	$214,422	$197,524	$160,177	$132,873

Portfolio turnover of the Series	30%	30%	23%	11%	14%	30%	30%	23%	11%	14%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Includes the Fund’s share of the Series’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

10	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Notes to Financial Statements	BlackRock International Index Fund

1. Organization and Significant Accounting Policies:

BlackRock International Index Fund (the “Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all or a portion of its assets in Master International Index Series (the “Series”) of Quantitative Master Series LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Series reflects the Fund’s proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Summary Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Series owned by the Fund at December 31, 2008 was 32.1%. The Fund offers two classes of shares. Institutional and Investor A Shares are generally sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares and have exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Net Investment Income: Investment transactions in the Series are accounted for on a trade date basis. The Fund records daily its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157,”Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements.Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information avail- able in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Level 1	—
Level 2	$226,808,727
Level 3	—

Total	$226,808,727

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161,”Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	11

Notes to Financial Statements (continued)	BlackRock International Index Fund

beginning after November 15, 2008. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Transactions with Affiliates:

The Corporation, on behalf of the Fund, has entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.34% of the Fund’s average daily net assets. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Administrator has entered into a voluntary arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding service fees) will not exceed 0.65%. This arrangement has a one-year term and is renewable.

Effective October 1, 2008, the Corporation, on behalf of the Fund, has entered into a Distribution Agreement and Account Maintenance Plan with BlackRock Investments, Inc. (“BII”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. and its affiliates (“BDI”) (collectively the “Distributor”) as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BII and BDI are affiliates of BlackRock, Inc. The service fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets of Investor A Shares.

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer for providing shareholder servicing to Investor A shareholders.

PNC Global Investment Servicing (US) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator, is the Fund’s transfer agent and dividend disbursing agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended December 31, 2008, the Fund paid $134,160 in return for these services, which are a component of the transfer agent fees in the accompanying Statement of Operations.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended December 31, 2008, the Fund earned $106, which is included in income-affiliated in the Statement of Operations.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended December 31, 2008, the following amounts have been accrued by the Fund to reimburse the Administrator for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Call Center Fees

Institutional	$2,033
Investor A	$4,015

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock, Inc. or its affiliates.The Fund reimburses the Administrator for its allocated share of compensation paid to the Corporation’s Chief Compliance Officer.

3. Income Tax Information:

Reclassification: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent difference as of December 31, 2008 attributable to foreign currency transactions, gains from the sale of stock of passive foreign investment companies, net losses realized on the distribution of securities not recognized for tax purposes, basis adjustments

12	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Notes to Financial Statements (concluded)	BlackRock International Index Fund

on securities distributed in-kind and reclassification of distributions were reclassified to the following accounts:

Distributions in excess of net investment income	$(381,278)
Paid-in capital in excess of par	$(2,615,881)
Accumulated net realized loss	$2,997,159

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 was as follows:

	12/31/08	12/31/07

Distributions paid from:
Ordinary income	$7,339,400	$15,560,772
Net long-term capital gains	548,218	5,378,824

Total taxable distributions	$7,887,618	$20,939,596

As of December 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary net income	$475,970
Capital loss carryforward	(5,386,029)
Net unrealized losses	(46,508,221)*

Total net accumulated losses	$(51,418,280)

*

The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

As of December 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration date:

Expires December 31,

2016	$5,386,029

4. Capital Share Transactions:

Transactions in shares for each class were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007

	Shares	Amount	Shares	Amount

Institutional

Shares sold	4,458,355	$56,175,918	4,239,119	$68,229,646
Shares issued to shareholders in reinvestment of dividends and distributions	371,254	3,396,692	568,714	8,861,976

Total issued	4,829,609	59,572,610	4,807,833	77,091,622
Shares redeemed	(4,564,007)	(55,989,421)	(3,515,519)	(57,115,652)

Net increase	265,602	$3,583,189	1,292,314	$19,975,970

Investor A

Shares sold	3,811,876	$43,249,950	2,588,127	$41,560,030
Shares issued to shareholders in reinvestment of dividends and distributions	472,470	4,314,568	750,023	11,625,706

Total issued	4,284,346	47,564,518	3,338,150	53,185,736
Shares redeemed	(2,366,852)	(28,499,031)	(2,742,436)	(44,814,929)

Net increase	1,917,494	$19,065,487	595,714	$8,370,807

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

5. Subsequent Event:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	13

Report of Independent Registered Public Accounting Firm	BlackRock International Index Fund

To the Shareholders and Board of Directors of BlackRock Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock International Index Fund, one of the series constituting BlackRock Index Funds, Inc., (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Index Fund of BlackRock Index Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock International Index Fund of BlackRock Index Funds, Inc. during the fiscal year ended December 31, 2008:

Record Date Payable Date	July 16, 2008 July 18, 2008		December 16, 2008 December 18, 2008

Qualified Dividend Income for Individuals*	100	%†	100	%†

Foreign Source Income	79.45	%†	100	%†

Foreign Taxes Paid Per Share	$0.001674		$0.039575

Short-Term Capital Gain Dividends for Non-US Residents**	100%		—

*	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

†	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $0.022296 per share to shareholders of record on July 16, 2008.

14	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Portfolio Information	Master International Index Series

As of December 31, 2008

Ten Largest Equity Holdings	Percent of Long-Term Investments

Nestlé SA Registered Shares	2%
BP Plc	2
Novartis AG Registered Shares	1
Total SA	1
HSBC Holdings Plc	1
Roche Holding AG	1
Vodafone Group Plc	1
GlaxoSmithKline Plc	1
Telefonica SA	1
Royal Dutch Shell Plc	1

Geographic Allocation	Percent of Long-Term Investments

Japan	24%
United Kingdom	19
France	10
Germany	9
Switzerland	8
Australia	6
Spain	4
United States	4
Italy	4
Netherlands	2
Sweden	2
Hong Kong	2
Finland	1
Singapore	1
Denmark	1
Norway	1
Greece	1
Belgium	1

Derivative Instruments

The Series may invest in various derivative instruments, including futures and forward currency contracts, and other instruments specified in the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Series’ ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold a security that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	15

Summary Schedule of Investments December 31, 2008	Master International Index Series
(Percentages shown are based on Net Assets)

This summary schedule of investments is presented to help investors focus on the Series’ principal holdings. It includes the Series’ 50 largest holdings, each investment of any issuer that exceeds 1% of the Series’ net assets and affiliated issues. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete Schedule of Investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Industry	Common Stocks	Shares	Value	Percent

Aerospace & Defense	Other Securities		$4,546,560	0.6%

Air Freight & Logistics	Other Securities		2,540,547	0.4

Airlines	Other Securities		1,804,705	0.3

Auto Components	Other Securities		4,873,656	0.7

Automobiles	DaimlerChrysler AG	70,599	2,689,951	0.4

	Honda Motor Co., Ltd.	136,500	2,907,271	0.4
	Toyota Motor Corp.	228,200	7,543,910	1.0
	Volkswagen AG	9,578	3,331,346	0.5
	Other Securities		4,853,744	0.7

			21,326,222	3.0

Beverages	Diageo Plc	210,498	2,957,677	0.4
	Other Securities		7,255,328	1.0

			10,213,005	1.4

Biotechnology	Other Securities		1,826,053	0.3

Building Products	Other Securities		3,653,714	0.5

Capital Markets	UBS AG (a)	245,571	3,572,900	0.5
	Other Securities		9,554,396	1.4

			13,127,296	1.9

Chemicals	BASF SE	78,772	3,060,578	0.4
	Other Securities		15,350,353	2.2

			18,410,931	2.6

Commercial Banks	BNP Paribas SA	68,178	2,942,866	0.4
	Banco Bilbao Vizcaya Argentaria SA	295,581	3,662,358	0.5
	Banco Santander SA	652,338	6,295,854	0.9
	HSBC Holdings Plc	991,572	9,704,709	1.4
	Mitsubishi UFJ Financial Group, Inc.	904,674	5,686,011	0.8
	Westpac Banking Corp.	232,966	2,794,129	0.4
	Other Securities		46,270,359	6.6

			77,356,286	11.0

Commercial Services & Supplies	Other Securities		3,701,343	0.5

Communications Equipment	Nokia Oyj	317,753	4,986,297	0.7
	Other Securities		2,427,824	0.3

			7,414,121	1.0

Computers & Peripherals	Other Securities		2,839,458	0.4

Construction & Engineering	Other Securities		6,505,751	0.9

Construction Materials	Other Securities		3,952,025	0.6

Consumer Finance	Other Securities		1,133,074	0.2

Containers & Packaging	Other Securities		736,317	0.1

Distributors	Other Securities		443,728	0.1

Diversified Consumer Services	Other Securities		236,310	0.0

Diversified Financial Services	Other Securities		6,951,431	1.0

Diversified Telecommunication Services	Deutsche Telekom AG	229,735	3,473,430	0.5
	France Telecom SA	150,246	4,187,757	0.6
	Telefonica SA	350,872	7,919,764	1.1
	Other Securities		14,936,900	2.1

			30,517,851	4.3

See Notes to Financial Statements.

16	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Summary Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value	Percent

Electric Utilities	E.ON AG	158,040	$6,205,782	0.9%
	The Tokyo Electric Power Co., Inc.	102,100	3,408,277	0.5
	Other Securities		20,739,937	2.9

			30,353,996	4.3

Electrical Equipment	ABB Ltd.	189,024	2,882,643	0.4
	Other Securities		6,599,483	0.9

			9,482,126	1.3

Electronic Equipment & Instruments	Other Securities		7,269,774	1.0

Energy Equipment & Services	Other Securities		2,133,717	0.3

Food & Staples Retailing	Tesco Plc	654,003	3,405,414	0.5
	Other Securities		12,865,885	1.8

			16,271,299	2.3

Food Products	Nestlé SA Registered Shares	324,020	12,830,590	1.8
	Unilever NV	134,383	3,257,169	0.5
	Other Securities		9,752,645	1.4

			25,840,404	3.7

Gas Utilities	Other Securities		3,474,775	0.5

Health Care Equipment & Supplies	Other Securities		4,559,824	0.6

Health Care Providers & Services	Other Securities		1,682,555	0.2

Hotels, Restaurants & Leisure	Other Securities		5,154,618	0.7

Household Durables	Other Securities		5,955,129	0.8

Household Products	Other Securities		3,740,759	0.5

IT Services	Other Securities		1,919,999	0.3

Independent Power Producers & Energy Traders	Other Securities		1,509,842	0.2

Industrial Conglomerates	Siemens AG	71,711	5,398,644	0.8
	Other Securities		5,119,223	0.7

			10,517,867	1.5

Insurance	AXA SA	129,232	2,900,688	0.4
	Allianz AG Registered Shares	36,947	3,931,184	0.5
	Muenchener Rueckversicherungs AG Registered Shares	17,317	2,688,423	0.4
	Other Securities		23,216,877	3.3

			32,737,172	4.6

Internet & Catalog Retail	Other Securities		643,692	0.1

Internet Software & Services	Other Securities		600,113	0.1

Leisure Equipment & Products	Other Securities		1,273,665	0.2

Life Sciences Tools & Services	Other Securities		421,373	0.1

Machinery	Other Securities		12,652,601	1.8

Marine	Other Securities		2,639,730	0.4

Media	Vivendi SA	97,557	3,179,773	0.5
	Other Securities		8,252,973	1.2

			11,432,746	1.7

Metals & Mining	BHP Billiton Ltd.	280,586	5,960,817	0.8
	BHP Billiton Plc	184,260	3,573,834	0.5
	Other Securities		16,964,972	2.4

			26,499,623	3.7

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	17

Summary Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value	Percent

Multi-Utilities	GDF Suez	90,797	$4,506,895	0.6%
	RWE AG	37,100	3,295,108	0.5
	Other Securities		5,810,506	0.8

			13,612,509	1.9

Multiline Retail	Other Securities		2,003,499	0.3

Office Electronics	Canon, Inc.	87,300	2,766,064	0.4
	Other Securities		1,366,519	0.2

			4,132,583	0.6

Oil, Gas & Consumable Fuels	BG Group Plc	278,300	3,852,113	0.5
	BP Plc	1,544,898	11,925,745	1.7
	Eni SpA	215,550	5,186,917	0.7
	Royal Dutch Shell Plc	291,305	7,653,486	1.1
	Royal Dutch Shell Plc Class B	223,973	5,677,368	0.8
	Total SA	177,470	9,757,146	1.4
	Other Securities		9,730,837	1.4
			53,783,612	7.6

Paper & Forest Products	Other Securities		2,223,049	0.3

Personal Products	Other Securities		2,757,703	0.4

Pharmaceuticals	AstraZeneca Plc	120,741	4,939,567	0.7
	Bayer AG	63,337	3,690,546	0.5
	GlaxoSmithKline Plc	433,752	8,066,813	1.2
	Novartis AG Registered Shares	200,847	10,058,710	1.4
	Roche Holding AG	58,996	9,133,591	1.3
	Sanofi-Aventis	86,580	5,537,927	0.8
	Takeda Pharmaceutical Co., Ltd.	68,300	3,559,954	0.5
	Other Securities		10,524,500	1.5

			55,511,608	7.9

Professional Services	Other Securities		2,217,546	0.3

Real Estate Investment Trusts (REITs)	Other Securities		7,009,570	1.0

Real Estate Management & Development	Other Securities		10,260,671	1.4

Road & Rail	Other Securities		7,871,885	1.1

Semiconductors & Semiconductor Equipment	Other Securities		2,659,634	0.4

Software	Nintendo Co., Ltd.	8,100	3,095,429	0.4
	Other Securities		3,960,332	0.6

			7,055,761	1.0

Specialty Retail	Other Securities		5,059,225	0.7

Textiles, Apparel & Luxury Goods	Other Securities		5,332,533	0.8

Tobacco	British American Tobacco Plc	156,974	4,094,960	0.6
	Other Securities		3,745,625	0.5

			7,840,585	1.1

Trading Companies & Distributors	Other Securities		6,075,353	0.9

Transportation Infrastructure	Other Securities		2,672,582	0.4

Water Utilities	Other Securities		326,778	0.0

Wireless Telecommunication Services	Vodafone Group Plc	4,354,451	8,916,407	1.3
	Other Securities		5,962,912	0.8

			14,879,319	2.1

	Total Common Stocks		656,163,788	92.9

See Notes to Financial Statements.

18	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Summary Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

	Exchange-Traded Funds	Shares	Value	Percent

	iShares MSCI EAFE Index Fund (b)	617,845	$27,722,705	3.9%

	Total Exchange-Traded Funds		27,722,705	3.9

Industry	Preferred Stocks

Automobiles	Other Securities		457,206	0.1

Household Products	Other Securities		460,595	0.1

Multi-Utilities	Other Securities		197,995	0.0

	Total Preferred Stocks		1,115,796	0.2

	Rights

Commercial Banks	Other Securities		97,466	0.0

Diversified Financial Services	Other Securities		3	0.0

Metals & Mining	Other Securities		—	0.0

	Total Rights		97,469	0.0

	Total Long-Term Securities (Cost — $865,585,207)		685,099,758	97.0

	Short-Term Securities	Beneficial Interest (000)

	BlackRock Liquidity Series, LLC Cash Sweep Series, 1.64% (c)(d)	USD 11,260	11,259,665	1.6

	Total Short-Term Securities (Cost — $11,259,665)		11,259,665	1.6

Total Investments (Cost — $876,844,872*)			696,359,423	98.6
Other Assets Less Liabilities			9,759,975	1.4

Net Assets			$706,119,398	100.0%

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$895,944,370

Gross unrealized appreciation	$44,690,983
Gross unrealized depreciation	(244,275,930)

Net unrealized depreciation	$(199,584,947)

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(c)	Represents the current yield as of report date.

(d)	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Series, LLC Cash Sweep Series	USD (2,269,673)	$347,498

•

For Series compliance purposes,the Series’industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	19

Summary Schedule of Investments (continued)	Master International Index Series

•	Financial futures contracts purchased as of December 31, 2008 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)

4	Hang Seng Index Future	Hong Kong	January 2009	$364,962	$6,770
1	IBEX 35 Plus	Eurex	January 2009	$128,154	(1,479)
62	OMX Stock Index Future	Stockholm	January 2009	$528,796	(12,126)
1	Dax Index 25 Euro	Eurex Deutschland	March 2009	$166,557	1,448
159	DJ Euro Stoxx 50	Eurex	March 2009	$5,465,643	(50,714)
69	FTSE 100 Index Future	LIFFE	March 2009	$4,255,013	100,083
1	S&P MIB Index	Eurex	March 2009	$136,511	(1,524)
21	SPI 200 Index Future	Sydney	March 2009	$1,288,532	82,615
56	TOPIX Index Future	Tokyo	March 2009	$5,045,773	279,324

Total					$404,397

•	Foreign currency exchange contracts as of December 31,2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)

AUD	2,905,650	USD	1,889,627	2/12/09	$126,948
AUD	427,000	USD	294,124	2/12/09	2,222
USD	1,343,567	AUD	2,073,650	2/12/09	(95,585)
CHF	698,300	USD	589,627	2/12/09	66,746
USD	584,084	CHF	698,300	2/12/09	(72,288)
CHF	233,000	USD	220,812	2/12/09	(1,802)
EUR	7,325,700	USD	9,176,794	2/12/09	988,533
EUR	1,047,000	USD	1,405,492	2/12/09	47,352
EUR	444,100	USD	554,487	2/12/09	61,757
USD	8,950,183	EUR	7,051,300	2/12/09	(834,380)
USD	254,738	EUR	181,600	2/12/09	2,746
GBP	3,413,500	USD	5,244,862	2/12/09	(342,615)
GBP	615,300	USD	912,473	2/12/09	(28,819)
GBP	484,300	USD	709,222	2/12/09	(13,702)
USD	457,851	GBP	307,900	2/12/09	15,665
USD	4,956,738	GBP	3,302,600	2/12/09	213,758
USD	326,195	GBP	224,000	2/12/09	4,500
JPY	521,967,400	USD	5,391,039	2/12/09	372,100
JPY	105,760,000	USD	1,131,019	2/12/09	36,697
JPY	21,045,000	USD	232,921	2/12/09	(559)
USD	479,549	JPY	45,436,000	2/12/09	(22,119)
USD	3,688,263	JPY	354,702,500	2/12/09	(228,074)
USD	138,335	JPY	13,360,600	2/12/09	(9,181)
SEK	4,806,100	USD	594,468	2/12/09	12,836
USD	398,679	SEK	3,204,300	2/12/09	(6,220)

Total					$296,516

•	Currency Abbreviations:

	AUD	Australian Dollar
	CHF	Swiss Franc
	EUR	Euro
	GBP	British Pound
	JPY	Japanese Yen
	SEK	Swedish Krona
	USD	US Dollar

See Notes to Financial Statements.

20	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Summary Schedule of Investments (concluded)	Master International Index Series

•	Effective January 1,2008,the Series adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No.157,”Fair Value Measurements” (“FAS 157”).

FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are not active,inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstance,to the extent observable inputs are not available (including the Series’own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Series’ investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

	Assets	Assets	Liabilities

Level 1	$40,464,760	$470,240	$(65,843)
Level 2	655,868,163	1,951,860	(1,655,344)
Level 3	26,500	—	—

Total	$696,359,423	$2,422,100	$(1,721,187)

     * Other financial instruments are futures and foreign currency exchange contracts. The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

Investments in Securities

Balance, as of January 1, 2008	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1].	$(661,574)
Net purchase (sales)	—
Net transfers in/out of Level 3	688,074

Balance, as of December 31, 2008	$26,500

[1]	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	21

Statement of Assets and Liabilities	Master International Index Series

December 31, 2008

Assets

Investments at value — unaffiliated (cost — $865,585,207)	$685,099,758
Investments at value — affiliated (cost — $11,259,665)	11,259,665
Unrealized appreciation on foreign currency exchange contracts	1,951,860
Foreign currency at value (cost — $8,721,925)	8,868,747
Dividends receivable	3,121,399
Contributions receivable from investors	1,416,877
Investments sold receivable	538,023
Margin variation receivable	383,364
Prepaid expenses	24,472

Total assets	712,664,165

Liabilities

Unrealized depreciation on foreign currency exchange contracts	1,655,344
Investments purchased payable	4,575,322
Withdrawals payable to investors	118,681
Investment advisory fees payable	5,532
Other affiliates payable	2,870
Officer’s and Directors’ fees payable	280
Other accrued expenses payable	186,738

Total liabilities	6,544,767

Net Assets	$706,119,398

Net Assets Consist of

Investors’ capital	$885,713,794
Net unrealized appreciation/depreciation	(179,594,396)

Net Assets	$706,119,398

See Notes to Financial Statements.

22	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Statement of Operations	Master International Index Series

Year Ended December 31, 2008

Investment Income

Dividends	$36,817,766
Foreign withholding tax	(3,154,735)
Income — affiliated	347,827

Total income	34,010,858

Expenses

Custodian	546,663
Accounting services	174,017
Investment advisory	93,067
Pricing	84,257
Professional	82,053
Officer and Directors	28,137
Printing	2,360
Miscellaneous	40,583

Total expenses	1,051,137
Less fees waived by advisor	(79,741)

Total expenses after waiver	971,396

Net investment income	33,039,462

Realized and Unrealized Gain (Loss)

Net realized loss from:
Investments	(33,152,715)
Futures	(10,835,635)
In-kind redemption	(5,277,072)
Foreign currency	(3,044,473)

(52,309,895)

Net change in unrealized appreciation/depreciation on:
Investments	(468,611,575)
Futures	265,812
Foreign currency	249,595

(468,096,168)

Total realized and unrealized loss	(520,406,063)

Net Decrease in Net Assets Resulting from Operations	$(487,366,601)

See Notes to Financial Statements.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	23

Statements of Changes in Net Assets	Master International Index Series

	Year Ended December 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Net investment income	$33,039,462	$32,702,640
Net realized gain (loss)	(52,309,895)	21,342,720
Net change in unrealized appreciation/depreciation	(468,096,168)	60,461,397

Net increase (decrease) in net assets resulting from operations	(487,366,601)	114,506,757

Capital Transactions

Proceeds from contributions	589,551,495	740,944,038
Fair value of withdrawals	(539,237,057)	(542,265,015)

Net increase in net assets derived from capital transactions	50,314,438	198,679,023

Net Assets

Total increase (decrease) in net assets	(437,052,163)	313,185,780
Beginning of year	1,143,171,561	829,985,781

End of year	$706,119,398	$1,143,171,561

Financial Highlights	Master International Index Series

	Year Ended December 31,

	2008	2007	2006	2005	2004

Total Investment Return

Total investment return	(41.94)%	10.80%	26.61%	13.64%	20.32%

Ratios to Average Net Assets

Total expenses after waive	0.10%	0.09%	0.10%	0.10%	0.09%

Total expenses	0.11%	0.10%	0.11%	0.10%	0.10%

Net investment income	3.54%	2.86%	2.70%	2.53%	2.55%

Supplemental Data

Net assets, end of year (000)	$706,119	$1,143,172	$829,986	$523,155	$322,067

Portfolio turnover	30%	30%	23%	11%	14%

See Notes to Financial Statements.

24	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Notes to Financial Statements	Master International Index Series

1. Organization and Significant Accounting Policies:

Master International Index Series (the “Series”), a non-diversified management investment company, is part of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Directors to issue non-transferable interests in the Series subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. The Series values its investment in BlackRock Liquidity Series, LLC Cash Sweep Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Derivative Financial Instruments: The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Financial futures contracts — The Series may purchase or sell financial futures contracts and options on futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counter-parties to meet the terms of their contracts.

•

Foreign currency contracts — A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Series may enter into foreign currency contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the foreign currency backing some of the investments held by the Series. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	25

Notes to Financial Statements (continued)	Master International Index Series

•

Foreign currency options and futures — The Series may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Series reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Series may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series segregates assets in connection with certain investments (e.g., forward foreign currency contracts and financial futures contracts), the Series will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Series may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend dates. Upon notification from issuers some of the dividend income received from a real estate investment trust may be redesignated as of reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for the years ended December 31, 2005 through December 31, 2007. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Series’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Master LLC, on behalf of the Series, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment

26	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Notes to Financial Statements (concluded)	Master International Index Series

advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are the largest stockholders of BlackRock, Inc. As of December 31, 2008, Merrill Lynch and PNC are affiliates of BlackRock, Inc.

The Advisor is responsible for the management of the Series’ investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Advisor a monthly fee at an annual rate of 0.01% of the average daily value of the Series’ net assets.

The Advisor has entered into a contractual arrangement with the Master LLC with respect to the Series under which the Advisor will waive its fees or reimburse expenses so that the total operating expenses incurred by the Series will not exceed 0.12% of the Series’ average daily net assets. This arrangement has a one-year term and is renewable. This amount is shown on the Statement of Operations as fees waived by the advisor.

The Advisor has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Series to the Advisor.

For the year ended December 31, 2008, the Series reimbursed the Advisor $15,835 for certain accounting services, which is included in accounting services in the Statement of Operations.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, received $41,908 in commissions on the execution of portfolio security transactions for the Series for the year ended December 31, 2008.

The Series may earn income on positive cash balances in demand deposit accounts. For the year ended December 31, 2008, the Series earned $329, which is included in income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates. The Series reimburses the Advisor for compensation paid to the Master LLC’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2008 were $358,428,019 and $272,733,058, respectively.

4. Short-Term Borrowings:

The Series, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series’ current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Series paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Series pays a commitment fee of 0.08% per annum based on the Series’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Series did not borrow under the credit agreement during the year ended December 31, 2008.

5. Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk).The value of securities held by the Series may decline in response to certain events, including those directly involving the companies whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Series may be exposed to counterparty risk, or the risk that an entity with which the Series has unsettled or open transactions may default. Financial assets, which potentially expose the Series to credit and counterparty risks, consist principally of investments and cash due from counterparties.The extent of the Series’ exposure to credit and coun-terparty risks with respect to these financial assets is approximated by their value recorded in the Series’ Statement of Assets and Liabilities.

The Series invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries.When the Series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Please see the Summary Schedule of Investments for concentrations in specific countries.

6. Subsequent Event:

On January 1, 2009, Bank of America Corporation announced that it had completed its acquisition of Merrill Lynch, one of the largest stockholders of BlackRock, Inc.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	27

Report of Independent Registered Public Accounting Firm	Master International Index Series

To the Investors and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master International Index Series, one of the portfolios constituting Quantitative Master Series LLC (the “Master LLC”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting.

Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series of Quantitative Master Series LLC as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2009

28	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Ronald W. Forbes 40 East 52nd Street New York, NY 10022 1940	Director and Co-Chair of the Board of Directors	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	34 Funds 81 Portfolios	None

Rodney D. Johnson 40 East 52nd Street New York, NY 10022 1941	Director and Co-Chair of the Board of Directors	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, The Committee of Seventy (civic) since 2006.

				34 Funds 81 Portfolios	None

David O. Beim 40 East 52nd Street New York, NY 10022 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Formerly Chairman, Wave Hill Inc. (public garden and cultural center) from 1990 to 2006.

				34 Funds 81 Portfolios	None

Dr. Matina Horner 40 East 52nd Street New York, NY 10022 1939	Director	Since 2007	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	34 Funds 81 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Director and Member of the Audit Committee	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.

				34 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	34 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Formerly Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				34 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	34 Funds 81 Portfolios	None

Toby Rosenblatt 40 East 52nd Street New York, NY 10022 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.

				34 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	29

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Kenneth L. Urish 40 East 52nd Street New York, NY 10022 1951	Director and Chair of the Audit Committee	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public account- ants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/ Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; Formerly President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Formerly Director, Inter-Tel from 2006 to 2007.

				34 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Formerly Director, Indotronix International (IT services) from 2004 to 2008; Director, Tippman Sports (recreation) since 2005.

				34 Funds 81 Portfolios	None

	[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Corporation’s/Master LLC’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim since 1998; Ronald W. Forbes since 1977; Matina Horner since 2004; Rodney D. Johnson since 1995; Herbert I. London since 1987; Cynthia A. Montgomery since 1994; Joseph P. Platt since 1999; Robert C. Robb, Jr. since 1999; Toby Rosenblatt since 2005; Kenneth L. Urish since 1999; and Frederick W. Winter since 1999.

Interested Directors[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004

				174 Funds 286 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				174 Funds 286 Portfolios	None

[3]

Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Corporation/Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

30	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Corporation/ Master LLC Trust	Length of Time Served	Principal Occupation(s) During Past Five Years

Corporation/Master LLC Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	Corporation President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s US Retail Group since 2006; Formerly Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; Formerly General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Corporation serve at the pleasure of the Board of Directors.

Further information about the Corporation’s Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian
JPMorgan Chase Bank, N.A.
Brooklyn, NY 11245

Transfer Agent
PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Sidley Austin LLP
New York, NY 10019

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	31

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

32	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK INTERNATIONAL INDEX FUND	DECEMBER 31, 2008

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock International Index Fund of BlackRock Index Funds, Inc.

100 Bellevue Parkway Wilmington, DE 19809

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.
Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Index Fund	$6,800	$4,500	$0	$0	$6,100	$6,100	$1,049	$1,042
Master International Index Series	$35,300	$37,700	$0	$0	$17,000	$17,000	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.
(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock International Index Fund	$412,149	$291,642
Master International Index Series	$422,000	$301,500

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Regulation S-X Rule 2-01(c)(7)(ii) – $405,000, 0%
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments (a) Master International Index Series - Schedule of Investments

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Australia - 5.4%

Air Freight & Logistics - 0.0%	Toll Holdings Ltd.	56,456	$243,921

Airlines - 0.0%	Qantas Airways Ltd.	71,345	131,439
Beverages - 0.2%	Coca-Cola Amatil Ltd.	47,908	307,862
	Foster’s Group Ltd.	166,479	640,291
	Lion Nathan Ltd.	17,836	102,464

			1,050,617

Biotechnology - 0.2%	CSL Ltd.	49,786	1,174,045

Capital Markets - 0.1%	Macquarie Group Ltd.	25,214	511,727
	Perpetual Trustees Australia Ltd.	1,777	46,477

			558,204

Chemicals - 0.1%	Incitec Pivot Ltd.	143,533	251,593
	Nufarm Ltd.	7,277	53,655
	Orica Ltd.	27,591	270,760

			576,008

Commercial Banks - 1.4%	Australia & New Zealand Banking Group Ltd.	170,965	1,845,773
	Bendigo and Adelaide Bank Ltd.	20,287	156,949
	Commonwealth Bank of Australia Ltd.	123,368	2,538,358
	National Australia Bank Ltd.	158,209	2,325,934
	Westpac Banking Corp.	232,966	2,794,129

			9,661,143

Commercial Services & Supplies - 0.1%	Brambles Ltd.	118,982	618,176

Construction & Engineering - 0.0%	Leighton Holdings Ltd.	11,839	230,043

Construction Materials - 0.0%	Boral Ltd.	46,639	151,048
	James Hardie Industries NV	31,616	103,544

			254,592

Containers & Packaging - 0.0%	Amcor Ltd.	71,378	290,066

Diversified Financial Services - 0.0%	Australian Stock Exchange Ltd.	13,605	318,021

Diversified Telecommunication Services - 0.1%	Telstra Corp. Ltd.	354,396	948,731

Energy Equipment & Services - 0.0%	WorleyParsons Ltd.	13,235	132,032

Food & Staples Retailing - 0.4%	Metcash Ltd.	58,380	178,746
	Wesfarmers Ltd. NPV	50,712	640,079
	Wesfarmers Ltd. NPV PPS	12,455	157,126
	Woolworths Ltd.	103,023	1,920,988

			2,896,939

Food Products - 0.0%	Goodman Fielder Ltd.	77,271	71,832

Health Care Equipment & Supplies - 0.0%	Cochlear Ltd.	3,890	150,696

Health Care Providers & Services - 0.0%	Sonic Healthcare Ltd.	31,035	316,185

Hotels, Restaurants & Leisure - 0.1%	Aristocrat Leisure Ltd.	22,855	62,186
	Crown Ltd.	33,445	140,094
	Tabcorp Holdings Ltd.	40,947	200,337
	Tatts Group Ltd.	98,432	192,195

			594,812

IT Services - 0.0%	Computershare Ltd.	33,896	185,213

Industrial Conglomerates - 0.0%	CSR Ltd.	92,805	114,789

Insurance - 0.5%	AMP Ltd.	158,343	603,728

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	AXA Asia Pacific Holdings Ltd.	60,500	$210,289
	Insurance Australia Group Ltd.	147,253	401,312
	QBE Insurance Group Ltd.	84,374	1,524,918
	Suncorp-Metway Ltd.	75,710	446,258

			3,186,505

Media - 0.0%	Fairfax Media Ltd.	105,523	121,075

Metals & Mining - 1.2%	Alumina Ltd.	100,776	101,530
	BHP Billiton Ltd.	280,586	5,960,817
	BlueScope Steel Ltd.	59,588	146,402
	Fortescue Metals Group Ltd. (a)	109,670	149,543
	Newcrest Mining Ltd.	37,808	899,938
	OZ Mineral Ltd. (b)	230,335	26,497
	OneSteel Ltd.	66,281	114,616
	Rio Tinto Ltd.	24,427	654,589
	Sims Metal Management Ltd.	11,875	145,343

			8,199,275

Multi-Utilities - 0.1%	AGL Energy Ltd.	37,661	401,527

Multiline Retail - 0.0%	Harvey Norman Holdings Ltd.	44,194	82,017

Oil, Gas & Consumable Fuels - 0.4%	Caltex Australia Ltd.	12,081	61,049
	Origin Energy Ltd.	74,071	835,411
	Santos Ltd.	51,987	544,716
	Woodside Petroleum Ltd.	40,622	1,051,188

			2,492,364

Real Estate Investment Trusts (REITs) - 0.4%	CFS Retail Property Trust	148,618	195,358
	DB RREEF Trust	198,135	113,456
	General Property Trust	404,333	263,655
	Goodman Group	180,246	92,816
	Macquarie Office Trust	106,454	18,285
	Mirvac Group	104,197	93,255
	Stockland	114,066	324,482
	Westfield Group	149,494	1,357,218

			2,458,525

Real Estate Management & Development - 0.0%	Lend Lease Corp., Ltd.	27,961	140,895

Road & Rail - 0.0%	Asciano Group	48,559	51,692

Textiles, Apparel & Luxury Goods - 0.0%	Billabong International Ltd.	8,070	44,318

Transportation Infrastructure - 0.1%	Macquarie Airports Group	51,082	85,987
	Macquarie Infrastructure Group	207,733	249,012
	Transurban Group	95,317	360,550

			695,549

	Total Common Stocks in Australia	38,391,246

Austria - 0.3%

Building Products - 0.0%	Wienerberger AG	7,093	120,993

Commercial Banks - 0.1%	Erste Bank der Oesterreichischen Sparkassen	16,166	376,407
	Raiffeisen International Bank Holding AG	4,465	124,123

			500,530

Construction & Engineering - 0.0%	Strabag SE	4,955	115,778

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Diversified Telecommunication Services - 0.1%	Telekom Austria AG	28,456	$414,038

Electric Utilities - 0.0%	Verbund - Oesterreichische
	Elektrizitaetswirtschafts AG	5,715	264,248

Insurance - 0.0%	Vienna Insurance Group	2,331	80,986

Metals & Mining - 0.0%	Voestalpine AG	10,194	220,240

Oil, Gas & Consumable Fuels - 0.1%	OMV AG	13,921	369,901

	Total Common Stocks in Austria		2,086,714

Belgium - 0.7%

Beverages - 0.1%	Anheuser-Busch Inbev NV	39,608	919,824
	Anheuser-Busch Inbev NV VVPR STRIP(a)	24,374	136

			919,960

Chemicals - 0.1%	Solvay SA	4,893	363,337
	Umicore SA	11,341	224,104

			587,441

Commercial Banks - 0.1%	Dexia NV	42,737	193,762
	KBC Bancassurance Holding	13,180	396,089

			589,851

Diversified Financial Services - 0.2%	Fortis	184,182	242,873
	Groupe Bruxelles Lambert SA	6,501	520,803
	KBC Ancora	3,067	53,206
	Nationale A Portefeuille	3,872	188,830

			1,005,712

Diversified Telecommunication Services - 0.1%	Belgacom SA	13,949	533,248

Food & Staples Retailing - 0.1%	Colruyt SA	1,343	288,593
	Delhaize Group	8,278	511,718

			800,311

Pharmaceuticals - 0.0%	UCB SA	8,700	283,779

Wireless Telecommunication Services - 0.0%	Mobistar SA	2,394	172,690

	Total Common Stocks in Belgium	4,892,992

Bermuda - 0.0%

Energy Equipment & Services - 0.0%	SeaDrill Ltd.	26,734	217,882

Marine - 0.0%	Pacific Basin Shipping Ltd.	110,713	50,965

Oil, Gas & Consumable Fuels - 0.0%	Mongolia Energy Co. Ltd. (a)	244,297	75,990

Textiles, Apparel & Luxury Goods - 0.0%	Yue Yuen Industrial Holdings Ltd.	33,785	67,078

	Total Common Stocks in Bermuda		411,915

Cayman Islands - 0.0%

Communications Equipment - 0.0%	Foxconn International Holdings Ltd. (a)	148,529	49,835

Multiline Retail - 0.0%	Lifestyle International Holdings Ltd.	32,013	32,693

	Total Common Stocks in the Cayman Islands		82,528

Denmark - 0.8%

Beverages - 0.0%	Carlsberg A/S	5,874	192,019

Chemicals - 0.1%	Novozymes A/S Class B	4,067	326,182

Commercial Banks - 0.1%	Danske Bank A/S	39,851	401,459

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Jyske Bank (a)	3,300	$77,026

			478,485
Construction & Engineering - 0.0%	FLS Industries A/S Class B	4,367	153,284

Electrical Equipment - 0.1%	Vestas Wind Systems A/S (a)	16,259	956,790

Food Products - 0.0%	Danisco A/S	4,513	184,314

Health Care Equipment & Supplies - 0.0%	Coloplast A/S Class B	1,521	105,181
	William Demant Holding (a)	1,330	55,685

			160,866

Insurance - 0.1%	Topdanmark A/S (a)	1,551	203,123
	TrygVesta A/S	2,219	139,841

			342,964

Marine - 0.1%	A P Moller - Maersk A/S Class A	50	273,635
	A P Moller - Maersk A/S Class B	91	489,717

			763,352

Pharmaceuticals - 0.3%	Novo-Nordisk A/S Class B	37,952	1,957,712

Road & Rail - 0.0%	Dsv A/S	15,808	172,033

	Total Common Stocks in Denmark		5,688,001

Finland - 1.2%

Auto Components - 0.0%	Nokian Renkaat Oyj	8,515	96,745

Communications Equipment - 0.7%	Nokia Oyj	317,753	4,986,297

Diversified Financial Services - 0.0%	OKO Bank	6,121	85,131

Diversified Telecommunication Services - 0.0%	Elisa Corp.	13,141	228,770

Electric Utilities - 0.1%	Fortum Oyj	36,645	796,490

Food & Staples Retailing - 0.0%	Kesko Oyj Class B	6,235	157,105

Insurance - 0.1%	Sampo Oyj	38,401	726,830

Machinery - 0.1%	Kone Oyj Class B	12,704	284,871
	Metso Oyj	11,856	145,296
	Wartsila Oyj	7,230	218,463

			648,630

Media - 0.0%	Sanoma Oyj	4,060	52,732

Metals & Mining - 0.0%	Outokumpu Oyj	9,768	116,230
	Rautaruukki Oyj	7,096	123,934

			240,164

Oil, Gas & Consumable Fuels - 0.0%	Neste Oil Oyj	10,559	158,936

Paper & Forest Products - 0.2%	Stora Enso Oyj Class R	53,245	421,781
	UPM-Kymmene Oyj	46,654	598,045

			1,019,826

Pharmaceuticals - 0.0%	Orion Oyj	4,698	79,902

	Total Common Stocks in Finland		9,277,558

France - 9.8%

Aerospace & Defense - 0.2%	European Aeronautic Defense and Space Co.	26,785	453,613
	Safran SA	15,605	210,693
	Thales SA	7,177	300,595
	Zodiac SA	3,520	128,528

			1,093,429

Airlines - 0.0%	Air France-KLM	11,113	143,316

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Auto Components - 0.1%	Compagnie Generale des Etablissements	12,919	$682,558
	Valeo SA	6,460	96,234

			778,792

Automobiles - 0.1%	Peugeot SA	13,684	233,951
	Renault SA	14,516	378,810

			612,761

Beverages - 0.1%	Pernod-Ricard SA	14,425	1,071,602

Building Products - 0.2%	Cie de Saint-Gobain SA	24,417	1,153,708

Chemicals - 0.3%	Air Liquide	20,763	1,901,462

Commercial Banks - 0.8%	BNP Paribas SA	68,178	2,942,866
	Credit Agricole SA	69,667	782,508
	Natixis	80,926	143,556
	Societe Generale SA	39,264	1,991,977

			5,860,907

Commercial Services & Supplies - 0.1%	Societe BIC SA	1,668	95,967
	Suez Environnement SA (a)	22,304	376,684

			472,651

Communications Equipment - 0.1%	Alcatel SA	198,597	429,884

Construction & Engineering - 0.4%	Bouygues	20,139	854,366
	Eiffage	3,519	184,495
	Vinci SA	35,134	1,482,641

			2,521,502

Construction Materials - 0.1%	Imerys SA	2,195	100,323
	Lafarge SA	11,452	700,420

			800,743

Diversified Financial Services - 0.0%	Eurazeo	2,508	117,950

Diversified Telecommunication Services - 0.6%	France Telecom SA	150,246	4,187,757
	Iliad SA	1,114	96,715

			4,284,472

Electric Utilities - 0.1%	Electricite de France SA	16,545	962,287

Electrical Equipment - 0.4%	Alstom	17,533	1,044,873
	Legrand Promesses	9,435	180,687
	Schneider Electric SA	18,786	1,398,688

			2,624,248

Energy Equipment & Services - 0.1%	Compagnie Generale de Geophysique SA (a)	10,727	160,569
	Technip SA	8,422	258,588

			419,157

Food & Staples Retailing - 0.3%	Carrefour SA	52,655	2,035,347
	Casino Guichard Perrachon SA	3,591	273,686

			2,309,033

Food Products - 0.3%	Groupe Danone	36,628	2,213,055

Health Care Equipment & Supplies - 0.1%	Cie Generale d’Optique Essilor International	17,775	834,980

Hotels, Restaurants & Leisure - 0.2%	Accor SA	16,723	823,767
	Sodexho Alliance SA	7,849	436,222

			1,259,989

IT Services - 0.1%	Atos Origin SA	5,609	141,179

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Cap Gemini SA	12,634	$488,518

			629,697

Independent Power Producers & Energy Traders - 0.0%	EDP Renovaveis SA (a)	13,128	91,821

Industrial Conglomerates - 0.0%	Wendel	2,216	110,857

Insurance - 0.5%	AXA SA	129,232	2,900,688
	CNP Assurances	3,055	221,972
	Scor SE	13,521	312,381

			3,435,041

Machinery - 0.1%	Vallourec SA	4,556	518,017

Media - 0.6%	Eutelsat Communications	8,923	210,751
	JC Decaux SA	5,607	96,979
	Lagardere S.C.A.	10,889	442,401
	M6-Metropole Television SA	3,026	58,666
	PagesJaunes Groupe SA	10,464	103,111
	Publicis Groupe	10,822	279,293
	Societe Television Francaise 1	9,437	138,266
	Vivendi SA	97,557	3,179,773

			4,509,240

Metals & Mining - 0.0%	Eramet	426	83,099

Multi-Utilities - 0.8%	GDF Suez	90,797	4,506,895
	Veolia Environnement SA	31,705	1,000,067

			5,506,962

Multiline Retail - 0.1%	Pinault-Printemps-Redoute	6,346	415,506

Office Electronics - 0.0%	Neopost SA	2,619	237,643

Oil, Gas & Consumable Fuels - 1.4%	Total SA	177,470	9,757,146

Personal Products - 0.2%	L’Oreal SA	19,820	1,729,709

Pharmaceuticals - 0.8%	Sanofi-Aventis	86,580	5,537,927

Professional Services - 0.0%	Bureau Veritas SA	4,034	162,183

Real Estate Investment Trusts (REITs) - 0.2%	Gecina SA	839	58,336
	ICADE	1,182	98,229
	Klepierre	6,884	169,292
	Unibail - Rodamco	7,161	1,069,814

			1,395,671

Semiconductors & Semiconductor Equipment - 0.1%	STMicroelectronics NV	58,053	389,341

Software - 0.0%	Dassault Systemes SA	5,132	232,670

Textiles, Apparel & Luxury Goods - 0.3%	Christian Dior SA	4,485	253,578
	Hermes International	5,692	796,895
	LVMH Moet Hennessy Louis Vuitton SA	20,592	1,380,045

			2,430,518

Transportation Infrastructure - 0.0%	Aeroports de Paris	2,398	163,249
	Societe Des Autoroutes Paris-Rhin-Rhone	1,437	100,226

			263,475

	Total Common Stocks in France		69,302,451

Germany - 8.3%

Air Freight & Logistics - 0.2%	Deutsche Post AG	69,745	1,179,641

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Airlines - 0.0%	Deutsche Lufthansa AG	18,828	$309,605

Auto Components - 0.2%	Continental AG (a)	12,383	1,247,939

Automobiles - 1.1%	Bayerische Motoren Werke AG	28,700	881,239
	Bayerische Motoren Werke AG (Preference Shares)	5,309	103,699
	DaimlerChrysler AG	70,599	2,689,951
	Porsche Automobil Holding SE (Preference Shares)	7,884	617,118
	Volkswagen AG	9,578	3,331,346

			7,623,353

Capital Markets - 0.3%	Deutsche Bank AG Registered Shares	45,872	1,814,062

Chemicals - 0.7%	BASF SE	78,772	3,060,578
	K+S AG	12,851	734,481
	Linde AG	11,059	928,165
	Wacker Chemie AG	1,287	137,816

			4,861,040

Commercial Banks - 0.1%	Commerzbank AG	56,690	538,618
	Deutsche Postbank AG	6,769	146,500
	Hypo Real Estate Holding AG	13,286	58,701

			743,819

Construction & Engineering - 0.0%	Hochtief AG	3,455	178,162

Construction Materials - 0.0%	HeidelbergCement AG	2,346	102,630

Diversified Financial Services - 0.2%	Deutsche Boerse AG	16,259	1,176,321

Diversified Telecommunication Services - 0.5%	Deutsche Telekom AG	229,735	3,473,430

Electric Utilities - 0.9%	E.ON AG	158,040	6,205,782

Electrical Equipment - 0.0%	Q-Cells AG (a)	4,977	186,054
	Solarworld AG	6,748	151,020

			337,074

Food & Staples Retailing - 0.1%	Metro AG	9,362	372,313

Health Care Equipment & Supplies - 0.1%	Fresenius AG	2,764	139,491
	Fresenius AG (Preference Shares)	6,253	366,958
			506,449

Health Care Providers & Services - 0.1%	Celesio AG	7,048	190,702
	Fresenius Medical Care AG	16,082	739,317

			930,019

Hotels, Restaurants & Leisure - 0.0%	TUI AG	17,565	208,667

Household Products - 0.0%	Henkel KGaA	11,896	310,073

Industrial Conglomerates - 0.8%	Siemens AG	71,711	5,398,644

Insurance - 1.0%	Allianz AG Registered Shares	36,947	3,931,184
	Hannover Rueckversicherung AG Registered Shares	4,957	157,636
	Muenchener Rueckversicherungs AG Registered Shares	17,317	2,688,423

			6,777,243

Internet Software & Services - 0.0%	United Internet AG	11,411	103,223

Machinery - 0.1%	GEA Group AG	12,377	214,929

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	MAN AG	8,972	$503,273

			718,202

Metals & Mining - 0.2%	Salzgitter AG	3,391	263,532
	ThyssenKrupp AG	30,495	848,922

			1,112,454

Multi-Utilities - 0.5%	RWE AG	37,100	3,295,108

Personal Products - 0.1%	Beiersdorf AG	7,287	431,612

Pharmaceuticals - 0.6%	Bayer AG	63,337	3,690,546
	Merck KGaA	5,332	477,002

			4,167,548

Semiconductors & Semiconductor Equipment - 0.0%	Infineon Technologies AG (a)	61,658	82,985

Software - 0.4%	SAP AG	72,430	2,628,269

Textiles, Apparel & Luxury Goods - 0.1%	Adidas-Salomon AG	16,799	640,371
	Puma AG Rudolf Dassler Sport	573	114,192

			754,563

Transportation Infrastructure - 0.0%	Fraport AG	2,921	132,173
	Hamburger Hafen und Logistik AG	2,544	85,174

			217,347

	Total Common Stocks in Germany		57,267,577

Greece - 0.4%

Beverages - 0.0%	Coca-Cola Hellenic Bottling Co. SA	12,150	176,669

Capital Markets - 0.0%	Marfin Investment Group SA	53,258	213,080

Commercial Banks - 0.2%	Alpha Bank AE	30,594	286,225
	EFG Eurobank Ergasias SA	27,217	216,761
	National Bank of Greece SA	43,816	813,689
	Piraeus Bank SA	27,189	242,702

			1,559,377

Construction Materials - 0.0%	Titan Cement Co. SA	3,439	66,754

Diversified Telecommunication Services - 0.1%	Hellenic Telecommunications Organization SA	22,722	377,499

Electric Utilities - 0.0%	Public Power Corp.	8,606	138,309

Hotels, Restaurants & Leisure - 0.1%	OPAP SA	17,998	517,953

Oil, Gas & Consumable Fuels - 0.0%	Hellenic Petroleum SA	6,553	48,534

	Total Common Stocks in Greece		3,098,175

Hong Kong - 1.7%

Airlines - 0.0%	Cathay Pacific Airways Ltd.	106,263	120,025

Commercial Banks - 0.2%	BOC Hong Kong Holdings Ltd.	304,900	348,985
	Bank of East Asia Ltd.	117,139	247,090
	Hang Seng Bank Ltd.	63,053	832,464
	Wing Hang Bank Ltd.	10,500	61,080

			1,489,619

Distributors - 0.0%	Li & Fung Ltd.	183,990	317,971

Diversified Financial Services - 0.1%	Hong Kong Exchanges and Clearing Ltd.	89,927	863,383

Diversified Telecommunication Services - 0.0%	PCCW Ltd.	364,195	174,853

Electric Utilities - 0.3%	CLP Holdings Ltd.	169,187	1,150,256

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Cheung Kong Infrastructure Holdings Ltd.	28,500	$107,626
	HongKong Electric Holdings Ltd.	117,000	658,709

			1,916,591

Electronic Equipment & Instruments - 0.0%	Kingboard Chemical Holdings Ltd.	50,647	91,806

Gas Utilities - 0.1%	The Hong Kong & China Gas Ltd.	323,290	490,258

Hotels, Restaurants & Leisure - 0.0%	Shangri-La Asia Ltd.	84,990	98,307

Industrial Conglomerates - 0.1%	Hutchison Whampoa Ltd.	176,176	889,375
	NWS Holdings Ltd.	79,000	118,346

			1,007,721

Marine - 0.0%	Orient Overseas International Ltd.	17,057	38,247

Media - 0.0%	Television Broadcasts Ltd.	15,000	49,174

Real Estate Investment Trusts (REITs) - 0.1%	The Link REIT	184,414	306,774

Real Estate Management & Development - 0.7%	Cheung Kong Holdings Ltd.	114,835	1,095,483
	Chinese Estates Holdings Ltd.	96,000	109,836
	Hang Lung Group Ltd.	83,000	253,552
	Hang Lung Properties Ltd.	167,000	366,660
	Henderson Land Development Co., Ltd.	86,491	323,491
	Hopewell Holdings Ltd.	56,349	186,946
	Hysan Development Co. Ltd.	56,791	92,339
	Kerry Properties Ltd.	55,000	147,956
	New World Development Ltd.	195,484	200,160
	Sino Land Co.	160,421	167,999
	Sun Hung Kai Properties Ltd.	116,324	978,813
	Swire Pacific Ltd. Class A	68,077	471,584
	Wharf Holdings Ltd.	112,870	312,442
	Wheelock and Co., Ltd.	91,000	200,539

			4,907,800

Road & Rail - 0.0%	MTR Corp.	115,000	267,827

Semiconductors & Semiconductor Equipment - 0.0%	ASM Pacific Technology Ltd.	12,504	41,212

Specialty Retail - 0.1%	Esprit Holdings Ltd.	87,200	496,901

Transportation Infrastructure - 0.0%	Hong Kong Aircraft Engineering Company Ltd.	3,200	26,432

Wireless Telecommunication Services - 0.0%	Hutchison Telecommunications International Ltd.	158,647	42,782

	Total Common Stocks in Hong Kong		12,747,683

Ireland - 0.3%

Airlines - 0.0%	Ryanair Holdings Plc (a)	35,968	152,864

Commercial Banks - 0.1%	Allied Irish Banks Plc	72,617	173,702
	Anglo Irish Bank Corp. Plc	62,641	15,080
	Bank of Ireland	82,478	95,728

			284,510

Construction Materials - 0.2%	CRH Plc	44,247	1,130,579

Food Products - 0.0%	Kerry Group Plc	10,288	187,557

Pharmaceuticals - 0.0%	Elan Corp. Plc (a)	37,704	222,533

	Total Common Stocks in Ireland		1,978,043

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Italy - 3.5%

Aerospace & Defense - 0.1%	Finmeccanica SpA	34,599	$535,901

Auto Components - 0.0%	Pirelli & C. SpA	204,382	77,190

Automobiles - 0.1%	Fiat SpA	64,040	428,692

Capital Markets - 0.1%	Mediobanca SpA	40,577	417,280

Commercial Banks - 1.0%	Banca Carige SpA	61,682	150,118
	Banca Monte dei Paschi di Siena SpA	204,231	445,967
	Banca Popolare di Milano Scrl	34,459	207,131
	Banco Popolare SpA	54,523	386,582
	Intesa Sanpaolo SpA	636,412	2,311,885
	Intesa Sanpaolo SpA (Non-Convertible Savings Shares)	68,618	177,506
	Unicredit SpA	943,627	2,399,193
	Unione Di Banche Italiane ScpA	51,394	753,757

			6,832,139

Construction Materials - 0.0%	Italcementi SpA	6,190	80,435
	Italcementi SpA (Non-Convertible Savings Shares)	10,722	74,765
			155,200

Diversified Financial Services - 0.0%	IFIL-Investments SpA	31,121	80,545

Diversified Telecommunication Services - 0.3%	Telecom Italia SpA	833,858	1,371,839
	Telecom Italia SpA (Non-Convertible Savings Shares)	497,057	565,929

			1,937,768

Electric Utilities - 0.4%	Enel SpA	361,832	2,330,774
	Terna SpA	102,837	339,360

			2,670,134

Electrical Equipment - 0.0%	Prysmian SpA	8,885	140,703

Energy Equipment & Services - 0.1%	Saipem SpA	23,126	394,427

Food Products - 0.0%	Parmalat SpA	140,552	235,789

Gas Utilities - 0.1%	Snam Rete Gas SpA	64,373	359,587

Hotels, Restaurants & Leisure - 0.0%	Autogrill SpA	8,807	67,484
	Lottomatica SpA	6,535	162,665

			230,149

Insurance - 0.4%	Alleanza Assicurazioni SpA	34,823	286,234
	Assicurazioni Generali SpA	86,256	2,381,482
	Fondiaria-Sai SpA	6,498	118,617
	Mediolanum SpA	27,409	119,106
	Unipol SpA	54,783	85,860
	Unipol SpA (Preference Shares)	53,172	58,617

			3,049,916

Media - 0.1%	Mediaset SpA	63,163	363,946

Multi-Utilities - 0.0%	A2A SpA	103,091	185,338

Oil, Gas & Consumable Fuels - 0.7%	Eni SpA	215,550	5,186,917
	Saras SpA	19,965	68,100

			5,255,017

Textiles, Apparel & Luxury Goods - 0.0%	Bulgari SpA	12,838	81,810

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Luxottica Group SpA	11,420	$208,900

			290,710

Transportation Infrastructure - 0.1%	Autostrade SpA	19,679	369,168

	Total Common Stocks in Italy		24,009,599

Japan - 23.7%

Air Freight & Logistics - 0.1%	Yamato Transport Co., Ltd.	35,000	457,688

Airlines - 0.1%	All Nippon Airways Co., Ltd.	41,000	161,588
	Japan Airlines Corp. (a)	87,000	205,219

			366,807

Auto Components - 0.4%	Aisin Seiki Co., Ltd.	15,400	220,569
	Bridgestone Corp.	52,700	790,479
	Denso Corp.	38,900	659,136
	NGK Spark Plug Co., Ltd.	15,000	120,511
	NHK Spring Co., Ltd.	9,000	33,248
	NOK Corp.	10,600	74,639
	Stanley Electric Co., Ltd.	11,100	117,202
	Sumitomo Rubber Industries, Ltd.	17,100	148,842
	Toyoda Gosei Co., Ltd.	5,300	62,407
	Toyota Boshoku Corp.	3,800	30,963
	Toyota Industries Corp.	15,400	331,732

			2,589,728

Automobiles - 1.8%	Daihatsu Motor Co., Ltd.	20,000	176,736
	Fuji Heavy Industries Ltd.	47,000	129,162
	Honda Motor Co., Ltd.	136,500	2,907,271
	Isuzu Motors Ltd.	100,000	129,216
	Mazda Motor Corp.	74,000	125,512
	Mitsubishi Motors Corp. (a)	280,000	383,522
	Nissan Motor Co., Ltd.	181,000	651,171
	Suzuki Motor Corp.	31,800	444,454
	Toyota Motor Corp.	228,200	7,543,910
	Yamaha Motor Co., Ltd.	16,200	170,462

			12,661,416

Beverages - 0.2%	Asahi Breweries Ltd.	34,200	591,320
	Coca-Cola West Holdings Co., Ltd.	3,300	71,350
	Ito En, Ltd.	5,800	85,621
	Kirin Holdings Co., Ltd.	63,000	837,609
	Sapporo Holdings Ltd.	23,000	145,680

			1,731,580

Building Products - 0.2%	Asahi Glass Co., Ltd.	81,100	462,295
	Daikin Industries Ltd.	22,500	591,716
	JS Group Corp.	19,300	298,238
	Nippon Sheet Glass Co., Ltd.	58,000	192,024
	Toto Ltd.	22,000	139,029

			1,683,302

Capital Markets - 0.3%	Daiwa Securities Group, Inc.	107,000	642,355
	Jafco Co., Ltd.	1,900	48,557
	Matsui Securities Co., Ltd.	7,900	66,008

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Nomura Holdings, Inc.	146,800	$1,222,304
	SBI Holdings, Inc.	1,486	229,408
	Shinko Securities Co., Ltd.	40,300	88,424

			2,297,056

Chemicals - 0.9%	Asahi Kasei Corp.	94,000	414,921
	DIC Corp.	30,000	63,293
	Daicel Chemical Industries Ltd.	14,000	66,316
	Denki Kagaku Kogyo Kabushiki Kaisha	25,000	61,563
	Hitachi Chemical Co., Ltd.	8,700	90,377
	JSR Corp.	14,500	163,129
	Kaneka Corp.	17,000	108,591
	Kansai Paint Co., Ltd.	14,000	71,927
	Kuraray Co., Ltd.	26,500	207,626
	Mitsubishi Chemical Holdings Corp.	103,000	456,403
	Mitsubishi Gas Chemical Co., Inc.	31,000	127,200
	Mitsubishi Rayon Co., Ltd.	57,000	172,645
	Mitsui Chemicals, Inc.	55,000	204,384
	Nippon Sanso Corp.	18,000	138,941
	Nissan Chemical Industries Ltd.	16,000	155,091
	Nitto Denko Corp.	13,010	249,061
	Shin-Etsu Chemical Co., Ltd.	34,900	1,610,690
	Showa Denko KK	93,000	134,700
	Sumitomo Chemical Co., Ltd.	126,000	431,934
	Teijin Ltd.	85,000	241,444
	Tokuyama Corp.	20,000	169,568
	Toray Industries, Inc.	117,700	598,995
	Tosoh Corp.	49,000	120,940
	Ube Industries Ltd.	81,000	227,541

			6,287,280

Commercial Banks - 2.4%	The 77 Bank Ltd.	21,000	114,306
	Aozora Bank Ltd.	70,000	65,765
	The Bank of Kyoto Ltd.	26,000	291,394
	The Bank of Yokohama Ltd.	104,000	613,472
	The Chiba Bank Ltd.	65,000	406,500
	The Chugoku Bank Ltd.	16,000	247,217
	Chuo Mitsui Trust Holdings, Inc.	84,000	413,004
	Fukuoka Financial Group, Inc.	67,000	292,856
	The Gunma Bank Ltd.	26,000	166,443
	The Hachijuni Bank Ltd.	28,000	161,013
	The Hiroshima Bank Ltd.	31,000	135,658
	Hokuhoku Financial Group, Inc.	84,100	199,084
	The Iyo Bank Ltd.	23,000	286,281
	The Joyo Bank Ltd.	50,000	284,357
	Mitsubishi UFJ Financial Group, Inc.	904,674	5,686,011
	Mizuho Financial Group, Inc.	812	2,308,355
	The Nishi-Nippon City Bank Ltd.	48,000	139,610
	Resona Holdings, Inc.	447	661,254

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Sapporo Hokuyo Holdings, Inc.	17	$65,450
	Seven Bank Ltd.	40	152,888
	Shinsei Bank Ltd.	122,000	193,092
	The Shizuoka Bank Ltd.	51,000	592,661
	Sumitomo Mitsui Financial Group, Inc.	562	2,331,076
	The Sumitomo Trust & Banking Co., Ltd.	125,000	738,906
	Suruga Bank Ltd.	15,000	149,019
	Yamaguchi Financial Group, Inc.	21,000	236,174
	The Yasuda Trust & Banking Co., Ltd.	145,000	183,963

			17,115,809

Commercial Services & Supplies - 0.3%	Dai Nippon Printing Co., Ltd.	47,000	519,566
	Secom Co., Ltd.	18,200	939,165
	Toppan Printing Co., Ltd.	41,000	316,738

			1,775,469

Computers & Peripherals - 0.4%	Fujitsu Ltd.	155,000	753,610
	Mitsumi Electric Co., Ltd.	7,400	129,580
	NEC Corp.	154,000	521,006
	Seiko Epson Corp.	10,300	163,893
	Toshiba Corp.	256,000	1,053,386

			2,621,475

Construction & Engineering - 0.2%	JGC Corp.	18,000	269,387
	Kajima Corp.	67,800	238,804
	Kinden Corp.	7,000	63,313
	Obayashi Corp.	54,000	322,753
	Shimizu Corp.	48,000	281,781
	Taisei Corp.	93,000	256,356

			1,432,394

Construction Materials - 0.0%	Taiheiyo Cement Corp.	73,000	140,728

Consumer Finance - 0.2%	Acom Co., Ltd.	4,160	175,820
	Aeon Credit Service Co., Ltd.	8,900	93,836
	Credit Saison Co., Ltd.	15,900	220,728
	ORIX Corp.	7,360	420,263
	Promise Co., Ltd.	5,900	149,653
	Takefuji Corp.	8,870	72,774

			1,133,074

Containers & Packaging - 0.0%	Toyo Seikan Kaisha Ltd.	10,600	183,739

Distributors - 0.0%	Canon Marketing Japan Inc.	4,700	75,684

Diversified Consumer Services - 0.0%	Benesse Corp.	5,400	236,310

Diversified Financial Services - 0.0%	Diamond Lease Co., Ltd.	3,720	94,808

Diversified Telecommunication Services - 0.3%	Nippon Telegraph & Telephone Corp.	418	2,158,014

Electric Utilities - 1.5%	Chubu Electric Power Co., Inc.	54,000	1,644,723
	Chugoku Electric Power Co.	21,700	571,370
	Hokkaido Electric Power Co., Inc.	14,800	374,183
	Hokuriku Electric Power	16,000	452,608
	The Kansai Electric Power Co., Inc.	62,200	1,801,685
	Kyushu Electric Power Co., Inc.	30,300	804,393

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Shikoku Electric Power Co., Inc.	16,200	$546,185
	Tohoku Electric Power Co., Inc.	34,100	922,447
	The Tokyo Electric Power Co., Inc.	102,100	3,408,277

			10,525,871

Electrical Equipment - 0.3%	Fuji Electric Holdings Co., Ltd.	31,800	47,911
	Furukawa Electric Co., Ltd.	52,000	253,765
	Mitsubishi Electric Corp.	155,000	971,347
	Panasonic Electric Works Ltd.	32,873	293,127
	Sumitomo Electric Industries Ltd.	60,200	466,020
	Ushio, Inc.	7,000	92,486

			2,124,656

Electronic Equipment & Instruments - 1.0%	Alps Electric Co., Ltd.	17,700	87,297
	Citizens Holding Co., Ltd.	32,400	116,792
	Fuji Photo Film Co., Ltd.	42,100	939,845
	Hirose Electric Co., Ltd.	2,300	232,716
	Hitachi High-Technologies Corp.	4,300	68,860
	Hitachi Ltd.	287,000	1,113,824
	Hoya Corp.	33,100	578,131
	Ibiden Co., Ltd.	10,900	225,999
	Keyence Corp.	3,000	616,536
	Kyocera Corp.	14,200	1,028,049
	Mabuchi Motor Co., Ltd.	1,600	66,328
	Murata Manufacturing Co., Ltd.	17,200	674,437
	Nidec Corp.	9,200	359,806
	Nippon Electric Glass Co.	27,500	145,162
	Omron Corp.	14,500	194,820
	Shimadzu Corp.	26,000	163,667
	TDK Corp.	11,300	417,497
	Yaskawa Electric Corp.	16,000	64,625
	Yokogawa Electric Corp.	12,700	83,577

			7,177,968

Food & Staples Retailing - 0.5%	Aeon Co., Ltd.	51,000	513,606
	FamilyMart Co., Ltd.	5,700	247,542
	Lawson, Inc.	6,500	374,864
	Seven & I Holdings Co., Ltd.	68,800	2,364,766
	UNY Co., Ltd.	16,000	177,058

			3,677,836

Food Products - 0.3%	Ajinomoto Co., Inc.	55,000	600,277
	Kikkoman Corp.	16,000	190,130
	Meiji Dairies Corp.	29,000	156,125
	Nippon Meat Packers, Inc.	18,000	273,995
	Nisshin Seifun Group, Inc.	11,000	145,268
	Nissin Foods Holdings Co., Ltd.	7,500	261,363
	Toyo Suisan Kaisha, Ltd.	9,000	259,348
	Yakult Honsha Co., Ltd.	6,800	145,500
	Yamazaki Baking Co., Ltd.	8,000	123,069

			2,155,075

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Gas Utilities - 0.3%	Osaka Gas Co., Ltd.	163,000	$753,751
	Toho Gas Co., Ltd.	45,000	296,938
	Tokyo Gas Co., Ltd.	198,000	1,003,638

			2,054,327

Health Care Equipment & Supplies - 0.1%	Olympus Corp.	18,000	360,335

	Terumo Corp.	14,800	693,313

			1,053,648

Health Care Providers & Services - 0.0%	Alfresa Holdings Corp.	1,900	91,074
	Mediceo Paltac Holdings Co., Ltd.	9,400	113,065
	Suzuken Co., Ltd.	4,600	137,136

			341,275

Hotels, Restaurants & Leisure - 0.1%	Oriental Land Co., Ltd.	3,900	320,188

Household Durables - 0.8%	Casio Computer Co., Ltd.	19,000	119,897
	HASEKO Corp.	108,000	115,149
	Makita Corp.	9,800	219,266
	Panasonic Corp.	150,000	1,843,835
	Sanyo Electric Co., Ltd. (a)	154,000	288,082
	Sekisui Chemical Co., Ltd.	29,000	181,049
	Sekisui House Ltd.	37,000	326,431
	Sharp Corp.	88,000	634,347
	Sony Corp.	84,800	1,854,738

			5,582,794

Household Products - 0.2%	Kao Corp.	44,000	1,336,515
	Uni-Charm Corp.	3,600	270,834

			1,607,349

IT Services - 0.1%	Itochu Techno-Science Corp.	1,300	31,761
	NTT Data Corp.	113	455,285
	Nomura Research Institute Ltd.	8,700	165,963
	Obic Co., Ltd.	430	70,223
	Otsuka Shokai Co., Ltd.	700	31,882

			755,114

Independent Power Producers & Energy Traders - 0.1%	Electric Power Development Co.	11,300	444,161

Industrial Conglomerates - 0.1%	Hankyu Hanshin Holdings, Inc.	94,000	542,874

Insurance - 0.7%	Aioi Insurance Co., Ltd.	45,000	235,403
	Mitsui Sumitomo Insurance Group Holdings,	30,557	971,748
	Nipponkoa Insurance Co., Ltd.	53,000	412,330
	Nissay Dowa General Insurance Co., Ltd.	8,000	49,754
	Sompo Japan Insurance, Inc.	66,800	494,633
	Sony Financial Holdings, Inc.	70	267,151
	T&D Holdings, Inc.	15,650	662,400
	Tokio Marine Holdings, Inc.	57,500	1,703,692

			4,797,111

Internet & Catalog Retail - 0.1%	Dena Co. Ltd.	24	77,732
	Rakuten, Inc. (a)	539	343,178

			420,910

Internet Software & Services - 0.1%	Yahoo! Japan Corp.	1,211	496,890

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Leisure Equipment & Products - 0.2%	Namco Bandai Holdings, Inc.	16,700	$183,040
	Nikon Corp.	28,000	336,072
	Sankyo Co., Ltd. (Gunma)	4,300	216,929
	Sega Sammy Holdings, Inc.	17,632	205,605
	Shimano, Inc.	5,600	220,453
	Yamaha Corp.	12,000	111,566

			1,273,665

Machinery - 1.0%	Amada Co., Ltd.	28,000	136,182
	Fanuc Ltd.	15,300	1,096,578
	Hino Motors Ltd.	22,000	45,346
	Hitachi Construction Machinery Co., Ltd.	11,300	135,117
	IHI Corp.	98,000	125,011
	JTEKT Corp.	15,600	121,574
	The Japan Steel Works, Ltd.	32,000	448,027
	Kawasaki Heavy Industries Ltd.	142,000	286,643
	Komatsu Ltd.	77,400	987,354
	Kubota Corp.	87,000	629,914
	Kurita Water Industries Ltd.	10,600	286,557
	Minebea Co., Ltd.	29,000	100,358
	Mitsubishi Heavy Industries Ltd.	275,200	1,229,938
	Mitsui Engineering & Shipbuilding Co., Ltd.	58,000	97,702
	NGK Insulators Ltd.	21,000	237,966
	NSK Ltd.	35,000	132,182
	NTN Corp.	26,000	78,567
	SMC Corp.	4,600	473,879
	Sumitomo Heavy Industries Ltd.	55,000	220,017
	THK Co., Ltd.	9,200	96,820

			6,965,732

Marine - 0.2%	Kawasaki Kisen Kaisha Ltd.	49,000	229,813
	Mitsui OSK Lines Ltd.	101,000	624,209
	Nippon Yusen Kabushiki Kaisha	100,000	616,474

			1,470,496

Media - 0.1%	Dentsu, Inc.	170	331,936
	Fuji Media Holdings, Inc.	54	77,249
	Hakuhodo DY Holdings, Inc.	1,140	62,194
	Jupiter Telecommunications Co., Ltd.	159	165,494
	Toho Co., Ltd.	7,400	159,237
	Tokyo Broadcasting System, Inc.	3,500	53,399

			849,509

Metals & Mining - 0.7%	Daido Steel Co., Ltd.	24,000	72,803
	Dowa Mining Co., Ltd. (b)	16,000	59,142
	Hitachi Metals Ltd.	13,000	60,463
	JFE Holdings, Inc.	41,800	1,110,868
	Kobe Steel Ltd.	208,000	382,121
	Maruichi Steel Tube Ltd.	4,400	122,761
	Mitsubishi Materials Corp.	93,000	235,392
	Mitsui Mining & Smelting Co., Ltd.	63,000	133,647

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Nippon Steel Corp.	434,000	$1,426,247
	Nisshin Steel Co., Ltd.	49,000	100,988
	Osaka Titanium Technologies Co.	1,500	37,807
	Sumitomo Metal Industries Ltd.	316,000	780,558
	Sumitomo Metal Mining Co., Ltd.	49,000	524,182
	Tokyo Steel Manufacturing Co., Ltd.	9,700	101,776
	Yamato Kogyo Co. Ltd.	3,500	94,725

			5,243,480

Multiline Retail - 0.1%	Isetan Mitsukoshi Holdings Ltd.	30,105	259,802
	J Front Retailing Co. Ltd.	34,600	143,176
	Marui Group Co. Ltd.	26,700	155,996
	Takashimaya Co., Ltd.	24,000	182,398

			741,372

Office Electronics - 0.6%	Brother Industries Ltd.	23,000	137,211
	Canon, Inc.	87,300	2,766,064
	Konica Minolta Holdings, Inc.	38,500	299,562
	Ricoh Co., Ltd.	54,000	692,103

			3,894,940

Oil, Gas & Consumable Fuels - 0.3%	Cosmo Oil Co., Ltd.	33,000	102,733
	Idemitsu Kosan Co., Ltd.	2,000	128,803
	Inpex Corp.	65	518,184
	Japan Petrolleum Explora	3,000	131,898
	Nippon Mining Holdings, Inc.	69,500	301,571
	Nippon Oil Corp.	104,000	527,318
	Showa Shell Sekiyu KK	19,900	197,208
	TonenGeneral Sekiyu KK	25,000	250,504

			2,158,219

Paper & Forest Products - 0.1%	Nippon Paper Group, Inc.	85	335,687
	OJI Paper Co., Ltd.	69,000	405,662

			741,349

Personal Products - 0.1%	Shiseido Co., Ltd.	29,000	596,382

Pharmaceuticals - 1.5%	Astellas Pharma, Inc.	40,600	1,661,852
	Chugai Pharmaceutical Co., Ltd.	18,000	349,898
	Daiichi Sankyo Co., Ltd.	56,400	1,333,768
	Dainippon Pharma Co., Ltd.	17,000	159,165
	Eisai Co., Ltd.	22,000	918,051
	Hisamitsu Pharmaceutical Co., Ltd.	6,300	257,530
	Kyowa Hakko Kirin Co. Ltd.	20,000	209,962
	Mitsubishi Tanabe Pharma Corp.	20,000	301,876
	Ono Pharmacecutical Co., Ltd.	7,600	393,994
	Santen Pharmaceutical Co., Ltd.	4,900	148,887
	Shionogi & Co., Ltd.	26,000	671,452
	Taisho Pharmaceutical Co., Ltd.	11,000	234,323
	Takeda Pharmaceutical Co., Ltd.	68,300	3,559,954
	Tsumura & Co.	5,500	204,148

			10,404,860

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Real Estate Investment Trusts (REITs) - 0.2%	Japan Prime Realty Investment Corp.	62	$147,173
	Japan Real Estate Investment Corp.	34	303,727
	Japan Retail Fund Investment Corp.	37	159,816
	Nippon Building Fund, Inc.	41	450,662
	Nomura Real Estate Office Fund, Inc.	20	130,133

			1,191,511

Real Estate Management & Development - 0.7%	Aeon Mall Co. Ltd.	3,600	69,594
	Daito Trust Construction Co., Ltd.	6,500	341,213
	Daiwa House Industry Co., Ltd.	41,000	401,988
	Leopalace21 Corp.	11,400	115,510
	Mitsubishi Estate Co., Ltd.	99,000	1,635,370
	Mitsui Fudosan Co., Ltd.	72,000	1,200,401
	NTT Urban Development Co.	63	68,227
	Nomura Real Estate Holdings, Inc.	3,000	59,852
	Sumitomo Realty & Development Co., Ltd.	33,000	496,061
	Tokyo Tatemono Co., Ltd.	22,000	100,824
	Tokyu Land Corp.	35,000	134,157

			4,623,197

Road & Rail - 1.0%	Central Japan Railway Co.	126	1,092,754
	East Japan Railway Co.	286	2,173,789
	Keihin Electric Express Railway Co., Ltd.	31,000	273,765
	Keio Electric Railway Co., Ltd.	41,000	246,699
	Keisei Electric Railway Co., Ltd.	31,000	193,800
	Kintetsu Corp.	125,000	575,068
	Nippon Express Co., Ltd.	70,000	295,058
	Odakyu Electric Railway Co., Ltd.	53,000	466,661
	Tobu Railway Co., Ltd.	66,000	394,323
	Tokyu Corp.	91,000	458,808
	West Japan Railway Co.	148	674,352

			6,845,077

Semiconductors & Semiconductor Equipment - 0.2%	Advantest Corp.	14,800	241,255
	Elpida Memory, Inc. (a)	14,400	89,076
	NEC Electronics Corp. (a)	1,200	11,362
	Rohm Co., Ltd.	8,100	408,944
	Shinko Electric Industries	2,100	17,148
	Sumco Corp.	11,300	143,560
	Tokyo Electron Ltd.	15,300	538,615

			1,449,960

Software - 0.6%	Konami Corp.	9,800	254,064
	Nintendo Co., Ltd.	8,100	3,095,429
	Oracle Corp. Japan	2,400	103,952
	Square Enix Holdings Co., Ltd.	4,000	129,070
	Trend Micro, Inc. (a)	9,500	333,668

			3,916,183

Specialty Retail - 0.2%	Abc-Mart Inc	1,600	58,509
	Fast Retailing Co., Ltd.	4,200	616,278
	Hikari Tsushin, Inc.	800	15,206

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Nitori Co., Ltd.	3,450	$268,482
	Shimamura Co., Ltd.	1,500	115,808
	USS Co., Ltd.	1,440	76,412
	Yamada Denki Co., Ltd.	6,920	483,720

			1,634,415

Textiles, Apparel & Luxury Goods - 0.0%	Asics Corp.	12,000	97,236
	Nisshinbo Industries, Inc.	13,000	99,101
	Onward Holdings Co. Ltd.	7,000	55,795

			252,132

Tobacco - 0.2%	Japan Tobacco, Inc.	364	1,205,692

Trading Companies & Distributors - 0.8%	Itochu Corp.	125,000	630,637
	Marubeni Corp.	146,000	558,970
	Mitsubishi Corp.	109,400	1,549,548
	Mitsui & Co., Ltd.	147,000	1,511,214
	Sojitz Corp.	99,900	166,952
	Sumitomo Corp.	90,200	800,009
	Toyota Tsusho Corp.	16,700	179,789

			5,397,119

Transportation Infrastructure - 0.0%	Kamigumi Co., Ltd.	17,000	151,041
	Mitsubishi Logistics Corp.	9,000	114,104

			265,145

Wireless Telecommunication Services - 0.8%	KDDI Corp.	248	1,770,794
	NTT DoCoMo, Inc.	1,279	2,517,476
	Softbank Corp.	64,600	1,173,213

			5,461,483

	Total Common Stocks in Japan		165,702,326

Kazakhstan - 0.0%

Metals & Mining - 0.0%	Eurasian Natural Resources Corp.	25,222	120,682

	Total Common Stocks in Kazakhstan		120,682

Luxembourg - 0.4%

Energy Equipment & Services - 0.1%	Tenaris SA	37,664	391,463

Media - 0.1%	SES Global	24,363	472,167

Metals & Mining - 0.2%	ArcelorMittal	70,618	1,711,735

	Total Common Stocks in Luxembourg		2,575,365

Netherlands - 2.3%

Air Freight & Logistics - 0.1%	TNT NV	33,940	659,297

Beverages - 0.1%	Heineken Holding NV	10,233	292,302
	Heineken NV	20,204	618,580

			910,882

Chemicals - 0.2%	Akzo Nobel NV	21,126	871,400
	Koninklijke DSM NV	11,225	288,047

			1,159,447

Diversified Financial Services - 0.3%	ING Groep NV CVA	159,098	1,751,020
	SNS Reaal	12,764	70,156

			1,821,176

Diversified Telecommunication Services - 0.3%	Koninklijke KPN NV	152,062	2,210,743

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Energy Equipment & Services - 0.0%	Fugro NV	4,637	$133,281
	SBM Offshore NV	12,600	165,536

			298,817
Food & Staples Retailing - 0.2%	Koninklijke Ahold NV	100,527	1,238,784

Food Products - 0.5%	Unilever NV	134,383	3,257,169

Industrial Conglomerates - 0.2%	Koninklijke Philips Electronics NV	86,074	1,706,564

Insurance - 0.1%	Aegon NV	115,294	727,807

Media - 0.2%	Reed Elsevier NV	54,412	646,926
	Wolters Kluwer NV	23,939	453,896

			1,100,822

Professional Services - 0.0%	Randstad Holdings NV	7,691	156,956

Real Estate Investment Trusts (REITs) - 0.0%	Corio NV	2,933	135,060

Semiconductors & Semiconductor Equipment - 0.1%	ASML Holding NV	38,616	696,136

Transportation Infrastructure - 0.0%	Koninklijke Boskalis Westminster NV	4,333	101,090

	Total Common Stocks in the Netherlands		16,180,750

New Zealand - 0.1%

Construction Materials - 0.0%	Fletcher Building Ltd.	44,823	151,023

Diversified Telecommunication Services - 0.1%	Telecom Corp. of New Zealand Ltd.	149,831	201,377

Electric Utilities - 0.0%	Contact Energy Ltd.	18,866	81,102

Hotels, Restaurants & Leisure - 0.0%	Sky City Ltd.	27,722	50,718

Transportation Infrastructure - 0.0%	Auckland International Airport Ltd.	55,023	52,207

	Total Common Stocks in New Zealand		536,427

Norway - 0.6%

Chemicals - 0.1%	Yara International ASA	17,600	387,143

Commercial Banks - 0.0%	DnB NOR ASA	60,599	240,435

Diversified Telecommunication	Telenor ASA	52,995	357,525
Services - 0.1%	Telenor ASA (c)	5,999	122,980

			480,505

Electrical Equipment - 0.0%	Renewable Energy Corp. ASA (a)	12,198	116,842

Energy Equipment & Services - 0.0%	Aker Solutions ASA	13,243	87,584

Industrial Conglomerates - 0.1%	Orkla ASA	69,967	465,540

Metals & Mining - 0.0%	Norsk Hydro ASA	57,044	232,420

Oil, Gas & Consumable Fuels - 0.3%	Frontline Ltd.	4,600	135,047
	Statoilhydro ASA	108,294	1,811,195

			1,946,242

	Total Common Stocks in Norway		3,956,711

Portugal - 0.3%

Commercial Banks - 0.1%	Banco Comercial Portugues SA Registered Shares	193,098	220,443
	Banco Espirito Santo SA Registered Shares	17,884	166,568

			387,011

Construction Materials - 0.0%	Cimpor Cimentos de Portugal SA	26,806	130,160
Diversified Telecommunication Services - 0.1%	Portugal Telecom SGPS SA Registered Shares	53,624	458,905

Electric Utilities - 0.1%	Energias de Portugal SA	154,384	580,789

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Food & Staples Retailing - 0.0%	Jeronimo Martins SGPS SA	17,014	$94,496

Media - 0.0%	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	15,808	82,007

Oil, Gas & Consumable Fuels - 0.0%	Galp Energia SGPS SA	15,896	159,599

Transportation Infrastructure - 0.0%	Brisa-Auto Estradas de Portugal SA
	Private Shares	20,401	152,917

	Total Common Stocks in Portugal		2,045,884

Singapore - 0.9%

Aerospace & Defense - 0.0%	Singapore Technologies Engineering Ltd.	114,213	189,137

Airlines - 0.1%	Singapore Airlines Ltd.	44,009	346,128

Commercial Banks - 0.3%	DBS Group Holdings Ltd.	93,605	551,369
	Oversea-Chinese Banking Corp.	206,914	719,457
	United Overseas Bank Ltd.	101,572	917,909

			2,188,735

Distributors - 0.0%	Jardine Cycle & Carriage Ltd.	7,529	50,073

Diversified Financial Services - 0.1%	Singapore Exchange Ltd.	81,000	288,537

Diversified Telecommunication Services - 0.2%	Singapore Telecommunications Ltd.	656,132	1,169,263

Food & Staples Retailing - 0.0%	Olam International Ltd.	115,900	93,431

Food Products - 0.0%	Golden Agri-Resources Ltd.	409,497	67,481
	Wilmar International Ltd.	68,670	134,548

			202,029

Health Care Providers & Services - 0.0%	Parkway Holdings Ltd.	109,706	95,076

Hotels, Restaurants & Leisure - 0.0%	Genting International PLC (a)	149,388	46,887

Industrial Conglomerates - 0.1%	Fraser and Neave Ltd.	68,096	140,795
	Keppel Corp. Ltd.	119,616	363,165
	SembCorp Industries Ltd.	81,590	133,100

			637,060

Machinery - 0.0%	Cosco Corp. (Singapore) Ltd.	75,002	50,139
	Sembcorp Marine Ltd.	87,197	102,773

			152,912

Marine - 0.0%	Neptune Orient Lines Ltd.	44,200	34,734

Media - 0.0%	Singapore Press Holdings Ltd.	130,316	282,567

Real Estate Investment Trusts(REITs) - 0.0%	Ascendas Real Estate Investment Trust	117,152	112,704
	CapitaMall Trust	83,000	92,361

			205,065

Real Estate Management &	CapitaLand Ltd.	159,833	348,745

Development - 0.1%	City Developments Ltd.	46,535	208,195
	UOL Group Ltd.	20,457	31,839

			588,779

Road & Rail - 0.0%	ComfortDelgro Corp. Ltd.	115,816	117,321

Trading Companies & Distributors - 0.0%	Noble Group Ltd.	175,720	125,862

	Total Common Stocks in Singapore		6,813,596

Spain - 4.0%

Airlines - 0.0%	Iberia Lineas Aereas de Espana	40,744	114,915

Biotechnology - 0.0%	Grifols SA	10,517	184,275

Commercial Banks - 1.6%	Banco Bilbao Vizcaya Argentaria SA	295,581	3,662,358

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Banco de Sabadell SA	75,496	$516,832
	Banco de Valencia SA	14,005	149,825
	Banco Popular Espanol SA	68,136	590,983
	Banco Santander SA	652,338	6,295,854
	Bankinter SA	20,987	189,830

			11,405,682

Construction & Engineering - 0.2%	ACS Actividades de Construccion y Servicios,	15,955	740,893
	Acciona SA	2,303	292,830
	Fomento de Construcciones y Contratas SA	3,759	125,007
	Grupo Ferrovial SA	5,192	144,829
	Sacyr Vallehermoso SA	6,339	57,471

			1,361,030

Diversified Financial Services - 0.0%	Criteria Caixacorp. SA	69,161	275,907

Diversified Telecommunication Services - 1.1%	Telefonica SA	350,872	7,919,764

Electric Utilities - 0.6%	Iberdrola SA	283,581	2,643,453
	Red Electrica de Espana	9,950	507,218
	Union Fenosa SA	32,135	805,155
			3,955,826

Electrical Equipment - 0.1%	Gamesa Corp. Tecnologica SA	16,408	299,170

Gas Utilities - 0.0%	Enagas	14,730	325,257
	Gas Natural SDG SA	9,017	245,346

			570,603

IT Services - 0.0%	Indra Sistemas SA	9,965	228,724

Independent Power Producers & Energy Traders - 0.0%	Iberdrola Renovables (a)	69,701	303,872

Insurance - 0.0%	Corp. Mapfre SA	57,592	196,413

Machinery - 0.0%	Zardoya Otis SA	8,675	155,923

Media - 0.0%	Gestevision Telecinco SA	10,684	115,086

Metals & Mining - 0.0%	Acerinox SA	11,741	190,847

Oil, Gas & Consumable Fuels - 0.2%	Repsol YPF SA	61,765	1,318,693

Specialty Retail - 0.1%	Inditex SA	17,909	797,502

Transportation Infrastructure - 0.1%	Abertis Infraestructuras SA	20,325	364,272
	Cintra Concesiones de Infraestructuras de Transporte SA	21,741	164,980

			529,252

	Total Common Stocks in Spain		29,923,484

Sweden - 1.8%

Building Products - 0.1%	Assa Abloy AB Series B	29,377	341,627

Commercial Banks - 0.3%	Nordea Bank AB	165,351	1,178,570
	Skandinaviska Enskilda Banken AB Class A	40,953	330,583
	Svenska Handelsbanken Class A	36,512	603,771
	Swedbank AB-A Shares	34,000	200,828

			2,313,752

Commercial Services & Supplies - 0.0%	Loomis AB (a)	1	4

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Securitas AB	29,048	$244,553

			244,557
Communications Equipment - 0.3%	Telefonaktiebolaget LM Ericsson	249,889	1,948,105

Construction & Engineering - 0.0%	Skanska AB Class B	30,205	309,804

Diversified Financial Services - 0.1%	Investor AB	36,400	555,209

Diversified Telecommunication Services - 0.2%	Tele2 AB	24,366	220,498
	TeliaSonera AB	173,701	874,762

			1,095,260

Health Care Equipment & Supplies - 0.0%	Getinge AB (a)	1,414	16,316
	Getinge AB Class B	12,727	154,434

			170,750

Household Durables - 0.0%	Electrolux AB	25,175	220,283
	Husqvarna AB	19,458	104,689

			324,972

Machinery - 0.4%	Alfa Laval AB	30,393	271,336
	Atlas Copco AB Class A	60,148	529,211
	Atlas Copco AB Class B	31,386	245,742
	SKB AB	36,016	366,503
	Sandvik AB	80,267	515,580
	Scania AB	28,889	293,955
	Volvo AB A Shares	30,061	173,388
	Volvo AB B Shares	86,159	490,314

			2,886,029

Media - 0.0%	Modern Times Group AB	4,332	94,839

Metals & Mining - 0.0%	SSAB Svenskt Stal AB Series A	14,420	127,878
	SSAB Svenskt Stal AB Series B	6,267	52,252

			180,130

Oil, Gas & Consumable Fuels - 0.0%	Lundin Petroleum AB (a)	15,302	82,121

Paper & Forest Products - 0.1%	Holmen AB Class B	3,145	78,701
	Svenska Cellulosa AB	44,132	383,173

			461,874

Specialty Retail - 0.2%	Hennes & Mauritz AB B Shares	41,755	1,660,810

Tobacco - 0.1%	Swedish Match AB	23,550	339,988

Wireless Telecommunication Services - 0.0%	Millicom International Cellular SA (c)	6,052	285,957

	Total Common Stocks in Sweden		13,295,784

Switzerland - 8.0%

Biotechnology - 0.1%	Actelion Ltd. (a)	8,268	467,733

Building Products - 0.1%	Geberit AG	3,274	354,084

Capital Markets - 1.0%	Credit Suisse Group AG	89,642	2,512,179
	EFG International AG	2,886	51,573
	Julius Baer Holding AG Class B	17,498	678,176
	UBS AG (a)	245,571	3,572,900

			6,814,828

Chemicals - 0.3%	Givaudan SA	538	425,125
	Syngenta AG	8,395	1,630,859

			2,055,984

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Computers & Peripherals - 0.0%	Logitech International SA (a)	13,890	$217,983

Construction Materials - 0.1%	Holcim Ltd.	17,616	1,019,616

Diversified Financial Services - 0.0%	Pargesa Holding SA	2,669	178,374

Diversified Telecommunication Services - 0.1%	Swisscom AG	1,952	633,199

Electric Utilities - 0.0%	BKW FMB Energie AG	995	96,088

Electrical Equipment - 0.4%	ABB Ltd.	189,024	2,882,643

Food Products - 1.9%	Aryzta AG (a)	7,200	231,352
	Lindt & Spruengli AG	53	99,167
	Lindt & Spruengli AG ‘R’	8	172,100
	Nestle SA Registered Shares	324,020	12,830,590

			13,333,209

Health Care Equipment & Supplies - 0.2%	Nobel Biocare Holding AG	9,625	198,754
	Sonova Holding AG	3,914	237,883
	Straumann Holding AG Registered Shares	806	142,878
	Synthes, Inc.	4,898	621,096

			1,200,611

Insurance - 0.7%	Baloise Holding AG	4,219	318,612
	Swiss Life Holding	2,886	200,125
	Swiss Reinsurance Co. Registered Shares	29,388	1,439,001
	Zurich Financial Services AG	12,199	2,665,249

			4,622,987

Life Sciences Tools & Services - 0.1%	Lonza Group AG Registered Shares	4,545	421,373

Machinery - 0.0%	OC Oerlikon Corp. AG (a)	611	40,861
	Schindler Holding AG	3,443	157,964
	Sulzer AG	2,539	146,519

			345,344

Marine - 0.0%	Kuehne & Nagel International AG	4,353	281,936

Pharmaceuticals - 2.7%	Novartis AG Registered Shares	200,847	10,058,710
	Roche Holding AG	58,996	9,133,591

			19,192,301

Professional Services - 0.1%	Adecco SA Registered Shares	10,618	363,497
	SGS SA	387	404,746

			768,243

Textiles, Apparel & Luxury Goods - 0.2%	Compagnie Financiere Richemont SA	46,224	880,747
	The Swatch Group Ltd. Bearer Shares	2,613	368,531
	The Swatch Group Ltd. Registered Shares	4,656	128,311

			1,377,589

	Total Common Stocks in Switzerland		56,264,125

United Kingdom - 18.4%

Aerospace & Defense - 0.4%	BAE Systems Plc	296,941	1,615,995
	Cobham Plc	79,850	238,682
	Meggitt Plc	59,138	137,309
	Rolls-Royce Group Plc	148,028	724,139
	Rolls-Royce Group Plc (a)	8,323,801	11,968

			2,728,093

Airlines - 0.0%	British Airways Plc	45,251	119,606

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

Auto Components - 0.0%	GKN Plc	59,800	$83,262

Beverages - 0.6%	Diageo Plc	210,498	2,957,677
	SABMiller Plc	71,578	1,201,999

			4,159,676

Capital Markets - 0.1%	3i Group Plc	30,759	120,455
	ICAP Plc	41,753	176,249
	Investec Plc	25,570	105,580
	Man Group Plc	137,152	471,824
	Schroders Plc	11,024	138,678

			1,012,786

Chemicals - 0.0%	Johnson Matthey Plc	16,900	268,944

Commercial Banks - 2.2%	Barclays Plc	682,849	1,552,041
	HBOS Plc	430,039	445,165
	HSBC Holdings Plc	991,572	9,704,709
	Lloyds TSB Group Plc	475,646	900,266
	Royal Bank of Scotland Group Plc	1,501,988	1,105,656
	Standard Chartered Plc	156,036	1,996,645

			15,704,482

Commercial Services & Supplies - 0.1%	Group 4 Securicor Plc	99,341	295,832
	Serco Group Plc	45,013	294,658

			590,490

Construction & Engineering - 0.0%	Balfour Beatty Plc	42,120	203,754

Containers & Packaging - 0.0%	Rexam Plc	51,289	262,512

Diversified Financial Services - 0.0%	London Stock Exchange Group Plc	12,046	90,357

Diversified Telecommunication Services - 0.3%	BT Group Plc	656,479	1,320,249
	Cable & Wireless Plc	220,100	497,763

			1,818,012

Electric Utilities - 0.3%	British Energy Group Plc	82,572	925,297
	Scottish & Southern Energy Plc	70,056	1,235,182

			2,160,479

Energy Equipment & Services - 0.0%	Amec Plc	26,645	192,355

Food & Staples Retailing - 0.7%	J Sainsbury Plc	93,560	446,470
	Tesco Plc	654,003	3,405,414
	William Morrison Supermarkets Plc	192,228	779,167

			4,631,051

Food Products - 0.6%	Associated British Foods Plc	28,555	300,608
	Cadbury Plc	116,149	1,026,345
	Tate & Lyle Plc	34,772	202,606
	Unilever Plc	107,568	2,470,816

			4,000,375

Health Care Equipment & Supplies - 0.1%	Smith & Nephew Plc	75,444	481,824

Hotels, Restaurants & Leisure - 0.3%	Carnival Plc	15,326	338,460
	Compass Group Plc	147,980	738,078
	Intercontinental Hotels Group Plc	20,773	171,380
	Ladbrokes Plc	53,298	143,157
	TUI Travel Plc	39,184	132,817
	Thomas Cook Group Plc	28,091	71,834

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Whitbread Plc	17,348	$231,222

			1,826,948

Household Durables - 0.0%	Berkeley Group Holdings Plc	3,735	47,363

Household Products - 0.3%	Reckitt Benckiser Plc	48,660	1,823,337

IT Services - 0.0%	LogicaCMG Plc	120,610	121,251

Independent Power Producers & Energy	Drax Group Plc	27,189	220,714
Traders - 0.1%	International Power Plc	128,927	449,274

			669,988

Industrial Conglomerates - 0.1%	Smiths Group Plc	30,529	392,297
	Tomkins Plc	78,603	141,521

			533,818

Insurance - 0.7%	Admiral Group Plc	13,207	174,331
	Aviva Plc	212,278	1,202,872
	Friends Provident Plc	186,698	238,643
	Legal & General Group Plc	484,369	541,389
	Old Mutual Plc	397,492	319,482
	Prudential Plc	214,012	1,299,104
	Royal & Sun Alliance Insurance Group	259,900	517,908
	Standard Life Plc	171,156	499,640

			4,793,369

Internet & Catalog Retail - 0.0%	Home Retail Group	72,181	222,782

Machinery - 0.0%	IMI Plc	24,844	98,681
	Invensys Plc (a)	64,547	163,131

			261,812

Media - 0.5%	British Sky Broadcasting Plc	90,532	639,330
	Daily Mail & General Trust	24,362	96,143
	ITV Plc	287,054	165,625
	Pearson Plc	70,844	667,730
	Reed Elsevier Plc	95,363	700,140
	Thomson Reuters Plc	17,001	378,849
	United Business Media Ltd.	15,334	113,294
	WPP Plc	98,929	578,471

			3,339,582

Metals & Mining - 1.3%	Anglo American Plc	108,786	2,538,753
	Antofagasta Plc	31,691	198,516
	BHP Billiton Plc	184,260	3,573,834
	Kazakhmys Plc	17,122	58,446
	Lonmin Plc	12,492	166,502
	Rio Tinto Plc Registered Shares	81,903	1,820,425
	Vedanta Resources Plc	11,572	103,912
	Xstrata Plc	53,937	504,709

			8,965,097

Multi-Utilities - 0.6%	Centrica Plc	428,206	1,648,512
	National Grid Plc	205,696	2,032,576
	United Utilities Group Plc	59,745	542,486

			4,223,574

Multiline Retail - 0.1%	Marks & Spencer Group Plc	139,616	437,632

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

Industry	Common Stocks	Shares	Value

	Next Plc	18,727	$294,279

			731,911

Oil, Gas & Consumable Fuels - 4.2%	BG Group Plc	278,300	3,852,113
	BP Plc	1,544,898	11,925,745
	Cairn Energy Plc (a)	10,300	301,669
	Royal Dutch Shell Plc	291,305	7,653,486
	Royal Dutch Shell Plc Class B	223,973	5,677,368
	Tullow Oil Plc	57,495	550,469

			29,960,850

Pharmaceuticals - 1.9%	AstraZeneca Plc	120,741	4,939,567
	GlaxoSmithKline Plc	433,752	8,066,813
	Shire Ltd.	44,716	658,666

			13,665,046

Professional Services - 0.2%	Capita Group Plc	534,106	49,791
	Experian Group Ltd.	80,535	507,770
	Hays Plc	87,373	88,288

			1,130,164

Real Estate Investment Trusts (REITs) - 0.2%	British Land Co. Plc	40,216	322,221
	Hammerson Plc	22,750	176,234
	Land Securities Group Plc	41,117	552,791
	Liberty International Plc	20,162	139,595
	Segro Plc	35,377	126,123

			1,316,964

Road & Rail - 0.1%	Firstgroup Plc	38,694	244,704
	National Express Group Plc	12,431	89,389
	Stagecoach Group Plc	40,760	83,842

			417,935

Software - 0.0%	Sage Group Plc	112,528	278,639
Specialty Retail - 0.1%	The Carphone Warehouse Plc	32,874	43,080
	Kingfisher Plc	216,514	426,517

			469,597

Textiles, Apparel & Luxury Goods - 0.0%	Burberry Group Plc	35,712	115,625
Tobacco - 0.9%	British American Tobacco Plc	156,974	4,094,960
	Imperial Tobacco Group Plc	82,361	2,199,945

			6,294,905

Trading Companies & Distributors - 0.1%	Bunzl Plc	30,014	256,120
	Wolseley Plc	53,182	296,252

			552,372

Water Utilities - 0.0%	Severn Trent Plc	18,856	326,778

Wireless Telecommunication Services - 1.3%	Vodafone Group Plc	4,354,451	8,916,407

	Total Common Stocks in the United Kingdom		129,514,172

	Total Common Stocks - 92.9%		656,163,788

Master International Index Series of Quantitative Master Series LLC

Schedule of Investments December 31, 2008	(Percentages shown are based on Net Assets)

	Exchange-Traded Funds	Shares	Value

United States - 3.9%

	iShares MSCI EAFE Index Fund (d)	617,845	$27,722,705

	Total Exchange-Traded Funds - 3.9%		27,722,705

Industry	Preferred Stocks

Germany - 0.2%

Automobiles - 0.1%	Volkswagen AG, 4.35%	8,482	457,206

Household Products - 0.1%	Henkel KGaA, 1.75%	14,702	460,595

Multi-Utilities - 0.0%	RWE AG, 3.50%	2,624	197,995

	Total Preferred Stocks - 0.2%		1,115,796

	Rights

Belgium - 0.0%

Diversified Financial Services - 0.0%	Fortis (b)(e)	184,182	3

	Total Rights in Belgium		3

Japan - 0.0%

Metals & Mining - 0.0%	Dowa Mining Co., Ltd. (b)(f)	7,000	-

	Total Rights in Japan		-

Singapore - 0.0%

Commercial Banks - 0.0%	DBS Goup Holdings Ltd. (g)	46,803	97,454

	Total Rights in Singapore		97,454

United Kingdom - 0.0%

Commercial Banks - 0.0%	HBOS Plc (h)	595,130	9

	Lloyds TSB Group Plc (h)	206,763	3

	Total Rights in the United Kingdom		12

	Total Rights - 0.0%		97,466

	Total Long-Term Investments (Cost - $865,585,207) - 97.0%
			685,099,758

	Short-Term Securities	Beneficial Interest (000)

	BlackRock Liquidity Series, LLC Cash Sweep Series, 1.64% (i)(j)	USD 11,260	11,259,665

	Total Short-Term Securities (Cost - $11,259,665) - 1.6%		11,259,665

	Total Investments (Cost - $876,844,872*) - 98.6%		696,359,423
	Other Assets Less Liabilities - 1.4%		9,759,975

	Net Assets - 100.0%		$706,119,398

*	The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$895,944,370

Gross unrealized appreciation	$44,690,983
Gross unrealized depreciation	(244,275,930)

Net unrealized depreciation	$(199,584,947)

(a)	Non-income producing security.

(b)	Security is valued in accordance with the Series’ fair valuation policy.

(c)	Depositary receipts.

(d)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(e)	The rights may be exercised until 7/01/14

(f)	The rights may be exercised until 1/29/10.

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2008

(g)	The rights may be exercised until 1/20/09.

(h)	The rights may be exercised until 1/09/09.

(i)	Represents the current yield as of report date.

(j)	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity		Income

BlackRock Liquidity Series, LLC Cash Sweeps Series	USD	(2,269,673)	$347,498

•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Financial futures contracts purchased as of December 31, 2008 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)

1	IBEX 35 Plus	Eurex	January 2009	$128,154	$(1,479)
4	Hang Seng Index Future	Hong Kong	January 2009	364,962	6,770
62	OMX Stock Index Future	Stockholm	January 2009	528,796	(12,126)
1	Dax Index 25 Euro	Eurex Deutschland	March 2009	166,557	1,448
1	S&P MIB Index	Eurex	March 2009	136,511	(1,524)
159	DJ Euro Stoxx 50	Eurex	March 2009	5,465,643	(50,714)
69	FTSE 100 Index Future	LIFFE	March 2009	4,255,013	100,083
21	SPI 200 Index Future	Sydney	March 2009	1,288,532	82,615
56	TOPIX Index Future	Tokyo	March 2009	5,045,773	279,324

Total					$404,397

•	Foreign currency exchange contracts as of December 31, 2008 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)

AUD	2,905,650	USD	1,889,627	2/12/09	$126,948
AUD	427,000	USD	294,124	2/12/09	2,222
USD	1,343,567	AUD	2,073,650	2/12/09	(95,585)
CHF	698,300	USD	589,627	2/12/09	66,746
USD	584,084	CHF	698,300	2/12/09	(72,288)
CHF	233,000	USD	220,812	2/12/09	(1,802)
EUR	7,325,700	USD	9,176,794	2/12/09	988,533
EUR	1,047,000	USD	1,405,492	2/12/09	47,352
EUR	444,100	USD	554,487	2/12/09	61,757
USD	8,950,183	EUR	7,051,300	2/12/09	(834,380)
USD	254,738	EUR	181,600	2/12/09	2,746
GBP	3,413,500	USD	5,244,862	2/12/09	(342,615)
GBP	615,300	USD	912,473	2/12/09	(28,819)
GBP	484,300	USD	709,222	2/12/09	(13,702)
USD	457,851	GBP	307,900	2/12/09	15,665

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2008

Foreign currency exchange contracts as of December 31, 2008 were as follows (concluded):

Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)

USD	4,956,738	GBP	3,302,600	2/12/09	$213,758
USD	326,195	GBP	224,000	2/12/09	4,500
JPY	521,967,400	USD	5,391,039	2/12/09	372,100
JPY	105,760,000	USD	1,131,019	2/12/09	36,697
JPY	21,045,000	USD	232,921	2/12/09	(559)
USD	479,549	JPY	45,436,000	2/12/09	(22,119)
USD	3,688,263	JPY	354,702,500	2/12/09	(228,074)
USD	138,335	JPY	13,360,600	2/12/09	(9,181)
SEK	4,806,100	USD	594,468	2/12/09	12,836
USD	398,679	SEK	3,204,300	2/12/09	(6,220)

Total					$296,516

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	SEK	Swedish Krona
EUR	Euro	USD	US Dollar
GBP	British Pound

•

Effective January 1, 2008, the Series adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 - price quotations in active markets/exchanges for identical securities

•

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

•

Level 3 - unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Series’ own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2008 in determining the fair valuation of the Series’ investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

	Assets	Assets	Liabilities

Level 1	$40,464,760	$470,240	$(65,843)
Level 2	655,868,163	1,951,860	(1,655,344)
Level 3	26,500	—	—

Total	$696,359,423	$2,422,100	$(1,721,187)

*	Other financial instruments are futures and foreign currency exchange contracts.

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments December 31, 2008

The following is a reconciliation of investments for unobservable inputs Level 3 were used in determining fair value:

Investments in Securities

Balance, as of January 1, 2008	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	$(661,574)
Net purchases (sales)	—
Net transfers in/out of Level 3	688,074

Balance, as of December 31, 2008	$26,500

[1]	Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Directors of

Quantitative Master Series LLC:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master International Index Series (the “Series”), one of the portfolios constituting Quantitative Master Series LLC as of December 31, 2008, and for the year then ended and have issued our report thereon dated February 25, 2009 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' Schedule of Investments (the “Schedule”) as of December 31, 2008 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Series' management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

February 25, 2009

Princeton, New Jersey

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.
11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto
12(a)(1) –	Code of Ethics – See Item 2
12(a)(2) –	Certifications – Attached hereto
12(a)(3) –	Not Applicable
12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
BlackRock International Index Fund of BlackRock Index Funds, Inc. and Master International Index Series of Quantitative Master Series LLC
By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock International Index Fund of BlackRock Index Funds, Inc. and Master International Index Series of Quantitative Master Series LLC

Date: February 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock International Index Fund of BlackRock Index Funds, Inc. and Master International Index Series of Quantitative Master Series LLC

Date: February 23, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock International Index Fund of BlackRock Index Funds, Inc. and Master International Index Series of Quantitative Master Series LLC

Date: February 23, 2009